1 NuStar Analyst Day June 24, 2009 Philadelphia, PA and Paulsboro, NJ Exhibit 99.1

This presentation contains certain estimates, predictions, projections, assumptions and other forward-looking statements that involve various risks and uncertainties. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this report. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates,"
"forecasts," "budgets," "projects," "will," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. For a discussion of certain of those risks, please read "Risk Factors" in Item 1A of NuStar Energy L.P's and
NuStar GP Holdings, LLC's respective annual reports on Form 10-K for the year ended
December 31, 2008 and subsequent quarterly reports as filed with the Securities and
Exchange Commission.
Forward Looking Statements

Agenda
Topic Presenter* Page Number
Opening Remarks (10 minutes) Curt Anastasio 4
Financial Overview (10 minutes) Steve Blank 16
Operational Overview (5 minutes) Rick Bluntzer 25
Asphalt  & Fuels Marketing (40 minutes)
Asphalt Supply & Demand Fundamentals Steve Hays 31
Impact on Asphalt Supply from Coker  Steve Hays                 36
Expansions and U.S. Refinery Outlook
Impact on Asphalt Demand from U.S.     Mike Stone 41
Highway Funding and Stimulus Package
Warm-Mix Asphalt Overview Ron Corun 48
Fuels Marketing Paul Brattlof 53
Asphalt Refining & Plant Overviews Mike Pesch 57
Transportation (10 minutes) Danny Oliver 69
Storage (10 minutes) Danny Oliver 82
Closing Remarks Curt Anastasio 89
Q&A (30 minutes)
Break/Board Buses for Paulsboro Asphalt Tour
*  Bios of management team can be found in the appendix starting on page 92

NuStar Overview Curt Anastasio CEO & President 4

Expect 2009 to be another record year primarily due to the contribution from internal growth projects and asphalt operations
Every year has been a record year since the IPO in terms of EBITDA, net income and distributable cash flows
Expansion into the asphalt business in 2008 was the right business at the right time – “The Golden Age of Asphalt”
Single largest contributor to earnings in 2008
Our current outlook for the asphalt business through 2013 is even more bullish than we expected due to tight asphalt markets
Completion of the majority of the $400 million construction program on-time and on-budget also expected to benefit
2009 results
NuStar continues to excel in safety and environmental performance and has received numerous awards
Tremendous strides have been made in becoming one of the best companies to work for in America
Fortune 100 Best Companies to Work For – No. 44
Best Large Company to Work for in Texas – No. 1
Best Large Company to Work for in San Antonio – No. 1 (2008) and No. 2 (2009)
NuStar has a solid balance sheet, investment grade credit rating and is emphasizing financial discipline in a period of weak economic times, however….
…We continue to evaluate a significant amount of internal growth opportunities and acquisitions for the next several years focused on all three of our business segments (i.e. transportation, storage and asphalt &
fuels marketing)
Expect 2009 to be Another Record Year –
Asphalt Acquisition the Right Business at the Right Time
…The Best Is Yet To Come

NuStar

Texas Monthly
NuStar
VOTED #1
BEST LARGE COMPANY
TO WORK FOR
IN TEXAS
FORTUNE
THE 100 BEST
NuStar
VOTED #44
BEST COMPANY
TO WORK FOR
BEST PLACES
TO WORK
IN SAN ANTONIO
THE BEST IN THE WEST
NuStar
VOTED #1
BEST LARGE COMPANY
TO WORK FOR IN SAN ANTONIO

High quality, large and diverse asset footprint with
operations in eight different countries including the
U.S., Mexico, Netherlands, Netherland Antilles (i.e.
Caribbean), England, Ireland, Scotland and Canada
Third largest independent liquids terminal operator in
the world and second largest in the U.S. that
provides significant growth opportunities
No. 1 asphalt producer on the East Coast and No. 3
asphalt producer in the U.S.
Expect asphalt operations to provide further upside to
financial results as asphalt markets continue to tighten
What Sets NuStar Apart from its Peers

Investment grade credit rating with demonstrated access to capital markets in difficult conditions
Do not anticipate need to access capital markets in 2009 except for acquisitions
Lower cost of capital versus majority of peers
Top Incentive Distribution Rights (IDRs) capped at 25% vs. 50% for most MLPs
Strong corporate culture of taking care of employees, making safety a top priority, achieving operational excellence and contributing time and money to our communities
Recognized in 2008 as one of the best places to work for in America and for our strong safety record
Experienced and proven management team with substantial equity ownership and industry experience

NuStar

Public Unitholders
35,409,951 NSH Units
NuStar
GP Holdings, LLC
Public Unitholders
44,218,943 NS Units
NuStar
Energy LP

NuStar Energy L.P. is a leading publicly traded
growth-oriented partnership (NYSE: NS) with a
market capitalization of approximately $2.8 billion
and an enterprise value of approximately $4.7
billion
One of the largest independent petroleum pipeline
and terminal operators in the U.S. and one of the
largest asphalt refiners and marketers in the U.S.
Ranked #485 on the Fortune 500 Listing for the first
time ever based on 2008 results
NuStar GP Holdings, LLC (NYSE: NSH) holds the
2% general partner interest, 18.4% of the common
units and incentive distribution rights in NuStar
Energy L.P.
Unitholders should benefit from potentially higher
growth in distributions from ownership of incentive
distribution rights
NuStar Overview –
Two Publicly Traded Companies
NS NSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (6/18/09): $51.84 $22.87
Annual Distribution/Unit: $4.23 $1.72
Yield (6/18/09): 8.16% 7.52%
Market Equity Capitalization: $2,823 million $973 million
Enterprise Value: $4,747 million $975 million
Total Assets (3/31/09): $4,505 million $570 million
Debt/Capitalization (3/31/09): 46.9% n/a
Fortune 500 Ranking: 485 n/a

83.2%
Membership Interest
79.6%
L.P. Interest
16.8%
Membership Interest
2.0% G.P. Interest
18.4% L.P. Interest
Incentive Distribution Rights
William E. Greehey
7,138,920 NSH Units
NYSE:  NSH
NYSE: NS

LEGEND
Headquarters/International Office
NuStar Energy L.P. Refined Product Terminals
Third-Party Terminal
Nustar Asphalt Terminal
Crude Oil Storage Facilities
Crude Oil Storage Tanks
Asphalt Refinery
Origin/Termination Points
Central West Crude Oil Pipelines System
Central West Refined Products Pipelines System
Single-Use Refined Product Pipelines
Single-Use Crude Oil Pipeline
North Refined Products Pipelines System
East Refined Products Pipelines System
Ammonia Pipelines System
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NH
MA
CT
NJ
DE
MD
Caribbean

Asset Stats:
Operations in eight different
countries including the U.S., Mexico,
Netherlands, Netherlands Antilles
(i.e. Caribbean), England, Ireland,
Scotland and Canada
8,407 miles of crude oil and refined
product pipelines
82 terminal facilities and four crude
oil storage tank facilities
Nearly 91 million barrels of storage
capacity
2 asphalt refineries capable of
processing 104,000 bpd of crude oil
Large and Diverse Geographic Footprint with
Assets in Key Locations

37%
35%
28%
Percent of 2008 Segment Operating
Income
Diversification of operations provides various earnings streams and reduces risk
Approximately 72% of NuStar Energy’s segment operating income in 2008 resulted from stable, fee-based operations
Remainder of segment operating income related to margin-based asphalt and fuels marketing segment
Storage (~37%)
Transportation (~35%)
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines*
Crude Oil Pipelines
Asphalt & Fuels Marketing (~28%)
Asphalt
Fuels Marketing
Product Supply, Wholesale and Fuel Oil
Marketing
Bunkering/Other
Diversified Operations

*  Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light ends.  Does not include natural gas.

$68
$86
$102
$154
$214
$221
$319
2002 2003 2004 2005 2006 2007 2008
Distributable Cash Flow ($ in Millions)
EBITDA ($ in Millions)
Record Growth Every Year,
Has Translated Into…

$77
$112
$133
$219
$322
$353
$492
2002 2003 2004 2005 2006 2007 2008
2008 was a record year financially primarily due to contribution from asphalt operations and growth projects
Despite challenging conditions in the first quarter of 2009, earnings were better than expected and beat analyst estimates
Reported adjusted first quarter 2009 earnings of $0.47* per unit versus $0.35 per unit consensus estimate
NuStar is well-positioned for another record year in 2009 due to higher results from all three of our business segments:  Transportation, Storage and Asphalt and Fuels Marketing
Expect record second quarter 2009 earnings
Note: 2005 and 2006 distributable cash flow and EBITDA are from continuing operations
*  Please refer to the NuStar Energy L.P. first quarter 2009 earnings release for the reconciliation to GAAP earnings

$4.085
$3.835
$3.60
$3.365
$3.20
$2.95
$2.75
$2.40
2001 2002 2003 2004 2005 2006 2007 2008
NS Annual Distribution Since IPO
*
*     Based on NS annualized distribution of $0.60 per unit in 2001
**  Based on NSH annualized distribution of $0.32 per unit in 2006
NSH Annual Distribution Since IPO
$1.28
$1.38
$1.58
2006 2007 2008
**

~8.0% CAGR
~11% CAGR
NS Distribution Coverage Applicable to LPs
Targeting distribution increases at NS and NSH in
2009 – increases dependent on NuStar Energy
L.P.’s performance, growth opportunities and global
economic, financial and capital market conditions
1.20x
1.25x
1.28x
1.30x
1.19x
1.16x
1.10x
1.33
2001 2002 2003 2004 2005 2006 2007 2008
…Consistent Distribution Growth While
Maintaining a Solid Distribution Coverage

-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
6/18/08 8/17/08 10/17/08 12/17/08 2/16/09 4/18/09 6/18/09
Total Return - Last Twelve Months (LTM)
Despite the market turmoil, both NuStar companies have weathered the storm well, significantly beating their respective peer groups and market indices
Outperformance suggests Wall Street’s bullish view on asphalt business, solid 2009 outlook and defensive nature of business
Source:  Barclay’s Capital

Note:  NSH GP Peers Total Return Index is weighted on market capitalization of each company and includes the following companies: AHD, AHGP, BGH, EPE,   ETE,
HPGP,  MGG, and NRGP.
The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships
NuStar Companies Outperforming During
Difficult Economic Times
NS 18%
S&P 500 (30)%
Alerian MLP Index (18)%
NSH Peers (13)%
NSH 1%

Growth Strategies –
Transportation & Storag
BUILD
:
Evaluate domestic and international
grass-roots pipeline and storage
opportunities, including joint-ventures,
in new market areas
OPTIMIZE:
Optimize NuStar’s existing pipeline
and terminal assets
Maximize asset utilization
Evaluate low performance pipeline
systems and terminals for divestiture
Evaluate expansion of NuStar’s
logistics network with wholesale and
exchange opportunities
Evaluate asset swap opportunity with
other companies
BUY:
Evaluate purchase of domestic and
international third party storage
assets, including joint-ventures, in
growth markets
Focus on the best locations for
terminal storage within a region
Look for projects with immediate cash
flow opportunities

e

Growth Strategies –
Asphalt
NuStar’s goal is to continue to expand its asphalt business
through production and logistics opportunities
Acquisition of CITGO Asphalt Refining Company in 2008 gave
NuStar a strong position on the East Coast
Market forces continue to point to strong outlook for asphalt business for the foreseeable future
Expand production capabilities into other U.S. asphalt
markets beyond the East Coast
Effective April 1, 2009, NuStar entered a marketing agreement with BTB Refining, LLC to sell the refinery's asphalt production over the rack at Corpus Christi, Texas – Expect incremental $4 to $5 million operating income contribution annually
Expand asphalt facilities to extend supply and reduce costs
Increase production of higher value Polymer Modified Asphalt
Increase rack asphalt sales by acquiring/leasing new terminals or negotiating new leases on existing terminals
Successfully entered into leases for three of SemGroup’s asphalt terminals located in New Jersey, Virginia and
Texas – Plan to see incremental rack sales volumes of 1 to 1.2 million barrels and incremental operating income of $3 to $4 million annually
Implement energy efficiency projects
Implement projects and programs to reduce seasonality of operations
Increase market share of warm-mix asphalt
Evaluate optional markets for winter asphalt production

Optimize Financial
Position
Continue to Grow
Distribution at NS
and NSH
NuStar’s Strategies for Maximizing
Unitholder Value
Margin-Related Business
Maintain proportion of operating
income from fee-based to margin-
based businesses
~70% to 75% Fee-Based
~25% to 30% Margin-Based
Reduce seasonality of asphalt
operations
Continue to maintain a higher
coverage ratio (2:1 ratio) on
asphalt cash flows
Acquisitions
Promote Training
Provide Employee
Recognition
Internal Growth
Manage Margin-
Related Businesses
Continue To
Strengthen
Corporate Culture
Community
Involvement
Create World Class
Environment
Operational
Excellence

Capital Discipline
and Project
Execution
Maintain Investment
Grade Rating &
Eliminate Negative
Outlook

Financial Overview Steve Blank Senior VP - CFO & Treasurer 16

Prudently Managed Capital Structure
$1.2 billion Credit Facility $590.3
NuStar Logistics Notes (7.65%) 349.4
NuStar Logistics Notes (6.875%) 104.5
NuStar Logistics Notes (6.05%) 239.0
Kaneb Ops. Notes (5.875%) 258.5
Kaneb Ops. Notes (7.75%) 271.0
Other Debt 111.5
Total Debt $1,924.2
Total Partners’ Equity 2,174.5
Total Capitalization $4,098.7
(Dollars in Millions)
NS Capital Structure (3/31/09)
Do not anticipate need to access capital markets to
fund current operations, distributions and capital
requirements in 2009
Expect to use cash flows from operations and $1.2
billion revolver for financing purposes
Plan to access capital markets only for acquisitions
and internal growth projects beyond the $95 million
targeted for 2009
NuStar’s Investment Grade Credit Rating important
during these uncertain times
NuStar is one of 13 MLPs out of around 80 MLPs that
have an investment grade rating – important for
efficient access to capital markets
Fitch revised its outlook to stable from negative on
February 20, 2009
Will continue to work with other rating agencies to
have negative outlook removed
Standard & Poor’s: BBB- (Negative Outlook)
Moody’s: Baa3 (Negative Outlook)
Fitch: BBB- (Stable Outlook)
Credit Summary

Maintaining Sufficient Liquidity
with Disciplined Financial Strategy
NS Current Revolver Availability
Rates on NS and NSH revolvers based on LIBOR plus 50 bps, currently just under 1%
Currently renegotiating NSH revolver, which expires July 19, 2009
Financial Covenant Tests:
Debt-to-EBITDA cannot exceed 5.0 to 1.0 times
Following an acquisition of $100 million or more, NuStar may increase Debt-to-EBITDA to 5.5 times for two consecutive quarters
Total Bank Credit $1,223
Less:
Borrowings (742)
Letters of Credit (69)
Revolver Liquidity $412
(Dollars in Millions)
NSH Current Revolver Availability
Total Bank Credit                 $20
Less:
Borrowings (6.5)
Letters of Credit                   -
Revolver Liquidity              $13.5
(Dollars in Millions)
2009 $0.7
2010 $0.8
2011 $0.8
2012 $971*
2013 $481
2014 $0.6
*  Primarily includes maturity of revolver, which expires
December 2012, and $350 million of senior notes
NS Long-Term Debt Maturities (3/31/09)
NSH Long-Term Debt Maturities (3/31/09)
2009
2010
2011
2012
2013
2014
**  3-year revolving credit facility expires on
July 19, 2009

$6.5**
$-
$-
$-
$-
$-

Continue to Target Holdback of Cash Flows
from Asphalt Operations
In 2008, NuStar Energy L.P. held back 100% of
the cash flows, with and without the hedging
loss, from the asphalt operations to pay down
debt
All of the 2008 distribution payment was funded
with cash flows from non-asphalt operations
Assumed a 1.07 times distribution coverage on
the non-asphalt operations
100% holdback of cash flows from the
asphalt operations allowed NuStar Energy
L.P. to have a higher than expected
distribution coverage ratio for 2008, or 1.33
times
Continue to target 50%, or higher, holdback
of cash flows from asphalt operations in
2009
Asphalt Operations Non-Asphalt Operations Total
$47,532 $271,547 $319,079
- (253,782) (252,822)
$47,532 $17,765 $66,257
N/A 1.07x 1.26x
100%
2008 - With $61 million Hedging Loss
Asphalt Operations Non-Asphalt Operations Total
$108,236 $271,547 $379,783
- (253,782) (252,822)
$108,236 $17,765 $126,961
N/A 1.07x 1.50x
100%
2008 - Without $61 million Hedging Loss
Distributable Cash Flow
Including Hedging Loss
Distribution
Excess (Shortfall)
Coverage
Holdback
Distributable Cash Flow
Excluding Hedging Loss
Distribution
Excess (Shortfall)
Coverage
Holdback

Expect Improved Credit Metrics in 2009

Marked improvement in debt metrics since the CITGO Asphalt Refining Acquisition in March 2008, both with and without the $61 million hedging loss incurred in 2Q08
Currently there are no hedges in place for asphalt operations and do not anticipate any hedging activity going forward
First quarter 2009 Debt-to-EBITDA was higher at 4.3x primarily due to the seasonality of the asphalt operations, but well below revolver financial covenant of less than 5.0 times
Communicated to the rating agencies we are targeting a Debt-to-EBITDA ratio of 3.5 to 4.0 times for 2009
Debt-to-EBITDA & Debt-to-Capitalization Ratios
Adjusted for April 2008
Equity Offering and
Acquisition Related
Adjustments
Adjusted for $61 million
hedging loss
4.6x
4.9x
3.9x
4.0x
4.3x
4.4x
4.1x
3.4x
3.4x
3.7x
52.5%
49.9%
47.5%
46.2%
46.9%
3
3.5
4
4.5
5
1Q08 2Q08 3Q08     4Q08     1Q09
40.0%
50.0%
60.0%

2009 Forecast Capital Spending
Now targeting around $95 million of strategic growth capital spending for 2009
Additional $10 million primarily related to new scope of Texas City terminal project
Major strategic projects include:
Approximately $23 million of pipeline projects on NuStar’s East pipeline, ammonia pipeline and at our St. James, LA facility to increase the capacity and flexibility of our two pipelines and to accommodate new and existing customers
Approximately $13 million to finish up tank expansion projects at NuStar’s Texas City, TX as part of our $400 million construction program
Approximately $25 million at our Texas City , TX facility to improve and upgrade it to make it a world class heavy oil terminal
Approximately $12 million at our Paulsboro and Savannah asphalt facilities to improve crude flexibility and rates, improve the energy efficiency of the refineries and increase the production of polymer modified and warm-mix asphalt
Expected to provide around $11 of incremental operating income in 2009, $30 million of incremental operating income in 2010 and $1 million of incremental operating income in 2011
(Dollars in Millions)
Reliability Other Strategic Total
Forecast by Segment
Transportation 11,372              -                         16,157              27,529
Storage 40,097              -                         66,536              106,633
Corporate - IS 7,910                1,607                900                   10,417
Refining & Marketing 11,483              -                         10,823              22,306
     Total Forecast 70,862 $           1,607 $             94,416 $           166,885 $
2009 Forecast

Significant Long-Term Acquisition and
Internal Growth Opportunities
Acquisition Criteria
Accretive to distributable cash flows
Strong internal growth potential
Synergistic with existing operations (i.e. ties in with
strategy)

Storage – Continue to evaluate domestic and
international storage opportunities in strategic hub
locations
Amsterdam/Rotterdam/Antwerp – Evaluating
opportunities to acquire storage facilities to
meeting growing demand
Asphalt – Continue to evaluate production and
logistics opportunities to expand markets
Acquisitions
Internal Growth
Storage:
Black Oil Strategy – Continue to implement strategy of building crude oil and heavy fuel oil storage at Texas City, TX and St.
James, LA facilities
St. Eustatius – Evaluating opportunities to expand or acquire nearby terminals to increase presence in the Caribbean market
Amsterdam/Rotterdam/Antwerp – Evaluating opportunities to
build storage facilities to meeting growing demand
United Kingdom – Build-out existing terminals
Pipelines:
Ammonia Pipeline – Evaluating additional pipeline laterals to industrial end users
Central/South Texas – Evaluating opportunities to increase
utilization of assets to meet demand in these growing markets
Asphalt:
Additional projects to address crude flexibility, improve quality of light products, produce roofing flux and blend crude to optimize operations
Evaluating around $500 million of acquisition and internal growth opportunities over the next few years

Project Development & Execution
Process (PDEP)
Concept
Phase
Opportunity
Definition
Phase I
Opportunity
Evaluation &
Selection
Phase II
Lead Case
Development
Phase III
Refinement
Phase IV
Execution
Phase V
Start-Up &
Evaluation
Phase Objectives
• Identify
Opportunities
or Problems
Gate Decisions
• Develop
Alternatives
• Select Lead
Case
• Define the
Project
• Develop
Business Case
• Refine the
Project
• Finalize Project
Economics
• Construct the
Project
• Start-Up
• Evaluate
Performance
1
Pursue
Opportunity?
Process is intended to help the company build a competitive advantage in the industry by assuming control of the selection, development, execution, and control of projects, and aligning these projects to the company's strategic objectives and goals
Use point system to rank and prioritize all major projects, taking into account:
Project returns
Project risk (capital cost, operating cost and margin volatility)
Project size and timing
2
Pursue
Lead Case?
3
Authorize
Engineering?
4
Authorize
Construction?
5
Ready to
Operate?

44.5%
36.6%
27.2%
24.8%
21.5%
18.8%
16.9%
14.5%
12.5%
11.5%
5.9%
3.7%
KMP ETP SXL PAA BPL OKS TPP EPD NS EEP BWP RGNC
Peer Average = 18.3%
Source:  Barclays Capital
NuStar Energy L.P. has one of the lowest “GP takes” in its peer group
Due to extraordinary action taken by NuStar Energy L.P.’s GP in March 2004 to cap IDRs at 25% for no financial consideration
One of only a few publicly traded partnerships to have lower splits
Enhances NuStar Energy L.P.’s ability to retain cash flow for debt retirement, capital investments and distribution increases that is expected to benefit both NS and NSH unitholders
Significantly lowers cost of capital compared to other partnerships at 50% splits
General Partner’s Take of Distribution*
*  GP% take is based on the annualized most recent quarterly distribution to L.P. unitholders
Elimination of 50% High Splits
Provides Cost of Capital Advantage

Operational Overview Rick Bluntzer Senior VP Operations 25

NuStar

Canada
Pacific Ocean
Atlantic Ocean
Gulf of Mexico
Mexico
Caribbean
Netherlands
United Kingdom
NUSTAR ENERGY, L.P. REGIONAL AREAS & OFFICES
LEGEND
HeadQuarters/International Office
Regional Offices
Non-NuStar Delivery Points
Third Party Asphalt Terminals
Origin/Termination Points
Crude Oil Storage Tanks
Bulk Feedstock Storage Facilities
NuStar Energy, L.P. Refined Product Terminals
NuStar Energy, L.P. Asphalt Terminals
NuStar Energy, L.P. Asphalt Refineries
Hydrogen Products Pipeline
NuStar Energy, L.P. Ammonia Pipeline System
NuStar Energy, L.P. East Refined Products Pipeline System
NuStar Energy, L.P. North Refined Products Pipeline System
NuStar Energy, L.P. Central West Refined Products Pipelines
NuStar Energy, L.P. Central West Crude Oil Pipelines
Los Angeles
Denver Terminal
El Paso
Corpus Christi Terminal
NuStar
Pipeline System Map
6/18/09

26 Regional Operations System Map

Centralized along specific disciplines for consistency
Strategic Planning
Corporate Objectives and Policies
HS&E (PSM / Emergency Response / Spill Prevention and Control / Training)
Human Resources / Corporate Communications
Loss Control (Inventory Control / Product Control / Training)
Engineering Standards and Processes (Best Business Practices / Equipment Standards / PDEP)
Transportation Optimization
Financial Accounting and Reporting Policies and Procedures
Decentralized along implementation accountabilities and business stewardship
Operational Excellence
Health Safety and Environmental
Mechanical Reliability
Engineering and Integrity Management
Profit and Loss Administration
Human Resources and Corporate Communications
Inventory Management / Quantity and Quality Loss Control

Continuous Improvement in Operations

2009 YTD
2008
NuStar prides itself on a strong safety and environmental commitment
Has received many national safety honors over the last several years with our TRIR and LTIR far better than industry averages
Recently presented with the Independent Liquid Terminal Association’s Platinum Safety Award – The Highest Safety Award in the Terminal
Industry
Adopted Process Safety management as our prime HS&E program
Entering into OSHA’s VPP program with goal of achieving “Star” status in our pipeline and refinery operations
Continuous Improvement –
Health, Safety & Environmental
NuStar Injury Incident Frequency Rates
Employee TRIR Employee LTIR
2005 2006
4.06
TRIR – Total Recordable Incidents Rate    LTIR – Lost Time Incidents Rate
1.49
2.24
0.14
2007
1.36
0.19
*  Through  May 2009
0.76
0.16

*
0.13
0
No LTIR
Incidents

Continuous Improvement -
Mechanical Reliability
$5,686
$16,000
$4,593
$0
$3,412
$15,058
$2,871
$0
$1,478
$2,807
$1,722
$0
$455
$3,208
$1,148
$0
$341
$3,024
$1,148
$7,910
$0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000
Pipeline
Terminal
Refining
Corp-IS
Spend Amount in $000
2009 Reliability Capital Spend by Segment and Category
Misc
Energy
Rotating
API 653
IMP
Corp-IS
$7,910
Refining
$11,483
Terminal
$40,097
Pipeline
$11,372
Category Totals
IMP $26,279
API 653 $21,340
Rotating $6,008
Energy  $4,811
Misc $12,423

Total 2009 Energy Forecast: $81.5MM
Pipelines: $23.7MM ($3.6MM under budget)
Terminals: $18.4MM ($1.5MM under budget)
Refineries: $39.5MM ($10.8MM under budget)
Real Time Power Optimization
Pipeline SCADA system determines real time lowest cost solution to running pipelines based on:
Power tariffs, pipeline hydraulics and pump curves, Drag Reducer injections, peak demand periods, and pipeline batch schedules.
Currently live on Houston PL and Wichita Falls Crude PL. Valley PL, El Paso PL, and ATA PL scheduled to be live by 8/1/2009. Estimated $100K savings in Q1-2009 on Houston PL.
Projected savings of 10% for each pipeline - $1.0MM in 2009, $2.0 - $3.0MM annually 2010+
Refinery Initiatives:
Evaluating several energy projects including cogen at Paulsboro
Boiler efficiency upgrades and insulation projects ongoing at Asphalt Terminals
NG procurement and risk management managed by outside consultants led by internal optimization team
Other Efforts:
Drag reducer agent (DRA) – New contract negotiations completed in May reducing cost by $3/gallon. Projected annual savings of $450,000 annually.
Third Party Utility Bill Processing – Advantage IQ processes initiated 4/1/09. Anticipate $75K - $100K savings.
Also provides captured data to aid in energy reporting and analysis.
Natural gas procurement and risk management – manage NG supply contracts and implement hedge strategies to mitigate NG price risk.
Load management/curtailment programs – approximately ~$0.4MM annual power credit
Terminal energy audits - Evaluate power tariffs, insulation opportunities, load pump VFDs, peak demand management at largest energy consumption terminals.
Pipeline savings resulting from real-time power optimization, reduced throughputs, and reduced natural gas costs.
Cost per bbl transported has dropped from just under 8 cents/bbl at the end of 2008 to less than 6 cents/bbl today.

Continuous Improvement -
Power Optimization

Asphalt – Supply & Demand Fundamentals Steve Hays VP - Strategic Planning 31

50,000
40,000
30,000
20,000
10,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2007
2008
2009
5-Year Avg.

U.S. Asphalt Fundamentals Point to
Continued Tight Supply
2008 Year End :  20.3 mm bbls.
9% below 2007 levels and 11% below the 5-Year average
2009 March:  28.1mm bbls.
Nearly 2% below March 2008 levels and over 14% below the 5-Year average
Factors Impacting Inventories:  Less asphalt imports and lower production due to low U.S. refinery utilization rates, coker projects and refiners running more lighter, sweeter crudes and less heavier, sour crudes
While demand is lower, supply is down even more and is expected to get tighter due to lower production and imports.  Demand is expected to improve supported by stimulus funds and an improving economy.
U.S. Asphalt Inventories (000 barrels)
Source:  U.S. Energy Information Administration and Argus
2008 Asphalt Supply/Demand Balance by Region
(thousands of barrels per day)
(0.1)
(1.0)
(2.0)
(1.0)
(1.3)
U.S. Net Short 5.4 mbpd, or 2 mm bbls.

60
50
40
30
20
10
-
(10)
2004
2005
2006
2007
2008
2009 YTD
Imports
Exports
Net Imports/Exports

Decreasing Asphalt Imports to the U.S. One of
the Reasons for Tight Asphalt Supply
U.S. Asphalt Imports/Exports (mbpd)
2008 U.S. Asphalt Imports by Country
Source:  U.S. Energy Information Administration
Venezuela:  3%
Spain/India:  1%
2000 U.S. Asphalt Imports by Country
Venezuela: 60%
Canada: 24%
Mexico: 11%
Spain: 4%
Netherlands: 2%
2008 Imports:  8.1 mm bbls.,
44% below 2007 levels and 44% below the 5-Year
average
Biggest driver is the lack of imports from Venezuela
2009 YTD Imports:  2.6mm bbls.
Nearly 3% higher than 2008 levels but 19% below the 5-
Year average
Factors Impacting Imports/Exports:  Absence of
Venezuelan asphalt production has opened opportunities
for increased U.S. asphalt exports to the Caribbean and
South American markets
Canada:  96%

20,000
15,000
10,000
5,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2007
2008
2009
4-Year Avg.

25,000
20,000
15,000
10,000
5,000
Jan
Feb
Mar
Apr
May
June
July
Aug
Sept
Oct
Nov
Dec
2007
2008
2009
5-Year Avg.

Declining Utilization Rates Driving Less Asphalt
Production, while Asphalt Demand is Lower
U.S. Asphalt Demand (000 barrels)
2008 :  152.4 mm bbls., or around 418,000 bpd
15% below 2007 levels and 17% below the 5-Year average
2009 YTD:  25.1mm bbls.
Nearly 9% below 2008 levels and over 15% below the 5-
Year average
Asphalt demand has been sluggish so far due to poor
weather conditions on the U.S. East Coast - Expect demand
to pick up as weather improves and stimulus projects start
up (i.e. expected in the third quarter of 2009)
Factors Impacting Demand:  Federal highway funds, federal
stimulus funds, economy, state and municipal budgets, private sector, price of asphalt, weather and seasonality
U.S. Asphalt Production (000 barrels)
2008 :  150.9 mm bbls., or around 413,000 bpd;
Over 9% below 2007 levels and 12% below the 4-Year
average
Biggest drop in asphalt production was in the Gulf Coast
(PADD 3) and Rocky Mountain (PADD 4) regions
2009 YTD:  31.8mm bbls.
Over 5% below 2008 levels and over 14% below the 4-
Year average
Factors Impacting Production: Low U.S. refinery utilization rates, coker projects, and refiners running more lighter crudes and less heavier crudes
Source:  U.S. Energy Information Administration

$900
$800
$700
$600
$500
$400
$300
$200
$100
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2007
2008
2009
5-Year Avg.

Expect Comparable Margins in 2009 Despite
Lower Rack Asphalt Prices
NJ Asphalt Cement Price Index  ($ per short ton)
2008 rack asphalt prices started off the season at
around $350 per short ton, but climbed to record levels
of over $800 per short ton during the peak asphalt
season as a result of tight supply and record crude oil
prices
While 2009 rack asphalt prices  have been trending
lower than 2008 levels due to lower crude oil prices and
sluggish demand, expect higher rack and wholesale
prices in the coming months from improved asphalt
demand and higher crude prices
Source:  New Jersey Department of Transportation
NuStar’s Gross Margin per Barrel
(a) Product margin per barrel is calculated by taking product sales less cost of product sales divided by total barrels sold  (includes light products)
(b)  Adjusted product margin per barrel excludes the $61 million loss related to certain derivative contracts terminated in May 2008
Should see comparable margins in 2009 versus 2008,
despite expectations of lower rack asphalt prices
Targeting a margin per barrel for the second quarter of
2009 of $8.25 to $8.50, which is slightly lower than last
year’s adjusted margin per barrel
Expect a stronger margin per barrel in 4Q09 unlike
4Q08, which was hit by the sharp decline in product
prices and higher costs of goods sold
Expect slightly higher sales volumes in 2009 assuming
the impact from the stimulus package kicks in by the
second half of year
Best case scenario for NuStar’s asphalt earnings is a
strong margin supported by an affordable asphalt price
1Q08 2Q08 3Q08 4Q08 2008 1Q09
Product Margin per
Barrel (a) $4.43 $1.37 $16.44 ($1.66) $6.22 $5.90
Adjusted Product Margin
per Barrel (b) $8.89 $8.78

Asphalt – Impact on Supply from Coker Expansions and U.S. Refinery Outlook Steve Hays VP Strategic Planning 36

Announced U.S. Coker Projects:
Despite Some Delays/Cancellations, Impact of
Coker Projects on Asphalt Supply Still Intact
Source:  PIRA Refinery Database; Company Information

Approximately 85% of the announced coker projects listed are either complete or have a high likelihood of completion (i.e. firm projects)
Most of the coker capacity is still expected to come on-line in 2011 and 2012, which should tighten asphalt supply even more
No. Refinery PADD
Announced Coker
Capacity (Mbpd)
Announced
Crude Capacity
(Mbpd)
Start Up
Date Status
1 Coffeyville Resources - Coffeyville, Kansas II 2.0                             8.0                         1Q 2007 Complete
2 BP - Toledo, Ohio II 2.0                             10.0                       1Q 2007 Complete
3 Valero - Port Arthur, Texas III 25.0                           75.0                       1Q 2007 Complete
4 Frontier - Cheyenne, Wyoming IV 4.3                             -                       3Q 2007 Complete
5 Chevron - El Segundo, California V 15.0                           -                       4Q 2007 Complete
6 Sinclair – Sinclair, Wyoming IV 20.0                           11.0                       4Q 2007 Complete
7 ConocoPhillips - Borger, Texas III 25.0                           -                       4Q 2007 Complete
8 Cenex - Laurel, Montana IV 15.0                           -                       1Q 2008 Complete
9 Frontier - El Dorado, Kansas II 3.0                             11.0                       2Q 2008 Complete
10 Tesoro - Martinez, California V 4.4                             -                       2Q 2008 Complete
11 ConocoPhillips - Los Angeles, California V 5.0                             -                       4Q 2008 Complete
12 Marathon - Garyville, Louisiana III 44.0                           180.0                     4Q 2009 Firm
13 Hunt - Tuscaloosa, Alabama III 18.5                           15.0                       3Q 2010 Firm
14 ConocoPhillips - Wood River, Illinois II 65.0                           55.0                       1Q 2011 Firm
15 Atofina Petrochemicals Inc.- Port Arthur, Texas III 50.0                           -                       1Q 2011 Firm
16 BP/Husky - Toledo, Ohio II 25.0                           -                       1Q 2011 Firm
17 Pasadena Refining System - Pasadena, Texas III 29.0                           100.0                     2Q 2011 Probable
18 BP - Whiting, Indiana II 95.0                           30.0                       1Q 2012 Firm
19 Motiva - Port Arthur, Texas III 40.0                           325.0                     1Q 2012 Firm
20 ConocoPhillips - Borger, Texas III 20.0                           34.0                       2Q 2012 Probable
21 Marathon - Detroit, Michigan II 28.0                           13.0                       2Q 2012 Probable
Total US Expansion 535.2                         867.0
Expansions Completed through 2008 120.7                         115.0
Firm Expansions 2009-2012 337.5                         605.0
Probable Expansions 2009-2012 77.0                           147.0

Recent Refining Economics’ Impact on
U.S. Coker Projects
Have caused refiners to operate existing cokers at minimum throughputs
Have not caused the cancellation of refinery coker projects tied to Canadian crude producers or required by environmental consent decrees
Have caused coker projects to be delayed where possible
Have caused refiners to cancel cokers that were not fully committed
Are not expected to generate new coker projects
Reconciliation of Coker Projects from June 2008 List:
Refinery
Added/Cancelled/Pushed
Forward/Delayed
Announced Coker
Capacity (mbpd)
Original Start
Up Date
New Start
Up Date
1 BP - Toledo, Ohio Added 2.0 1Q 2007 1Q 2007
2 Valero - Port Arthur, Texas Added 25.0 1Q 2007 1Q 2007
3 Conoco Phillips - Borger, Texas Delayed 25.0 4Q 2007 2Q 2012
4 Chevron - El Sedundo, California Added 15.0 4Q 2007 4Q 2007
5 Sinclair - Sinclair, Wyoming Pushed Forward 20.0 4Q 2008 4Q 2007
6 Conoco Phillips - Los Angeles, California Added 5.0 4Q 2008 4Q 2008
7 Holly - Artesia, New Mexico Cancelled 25.0 1Q 2009 n/a
8 Sinclair - Tulsa, Oklahoma Cancelled 28.5 2Q 2009 n/a
9 Marathon - Cattlettsburg, Kentucky Cancelled 37.0 1Q 2010 n/a
10 Marathon - Garyville, Louisiana Pushed Forward 44.0 1Q 2010 4Q 2009
11 Valero - St. Charles, Louisiana Cancelled 10.0 4Q 2010 n/a
12 Conoco Phillips - Wood River, Illinois Delayed 65.0 3Q 2010 1Q 2011
13 BP - Whiting, Indiana Delayed 95.0 2Q 2011 1Q 2012
14 Motiva - Port Arthur, Texas Delayed 40.0 1Q 2011 1Q 2012
15 Marathon - Detroit, Michigan Delayed 28.0 4Q 2010 2Q 2012
16 Conoco Phillips - Borger, Texas Cancelled 20.0 2Q 2012 n/a
17 Conoco Phillips  - Wood River, Illinois Cancelled 30.0 2Q 2013 n/a
Coker Projects Cancelled (6 projects) (150.5)
Coker Projects Added (4 projects) 47.0
(103.5)
Coker Project Size Revisions from June 2008 Presentation (14.5)
Total Change (118.0)
Coker Capacity (June 2008 NuStar Presentation) 653.2
Coker Capacity (June 2009 NuStar Presentation) 535.2
Total Change (118.0)

Source of data for graphs:  U.S. Energy Information Administration Monthly Stats, Weekly Petroleum Status Report and Company Data

U.S. Refinery Utilization Rate
Weak Margins have also Impacted
Utilization Rates and Asphalt Supply
2009 YTD average of 82.3% is significantly lower than
last year (i.e. 85.3%) and the five-year average (i.e.
89.4%)
U.S. refiners have cut crude oil runs to avoid driving
weak margins lower
As a result of this lower refinery utilization, all refinery production, including asphalt, is getting reduced
3-2-1 U.S. Gulf Coast Refining Margin
($ per Barrel)

95.0%
90.0%
85.0%
80.0%
75.0%
550
500
450
400
350
300
250
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009E
2010E
2011E
2012E
Refinery Utilization (%)
Asphalt Production (MBPD)

Source of data for graphs:  U.S. Energy Information Administration Monthly Data and 2009 Annual Energy Outlook

U.S. Refinery Utilization Rate vs. U.S. Asphalt Production
Low Utilization Rates Expected to
Impact Asphalt Supply Going Forward
The combination of lower refinery utilization and completed coker projects has dropped asphalt production by more than 100 mbpd since 2006
Post-2008, this same combination of factors should continue to provide downward pressure on asphalt production

Asphalt – Impact on Asphalt Demand from U.S. Highway Funding and Stimulus Package Mike Stone VP - Asphalt Marketing Supply & Trading 41

Asphalt Paving Market
More than 100 million tons of asphalt are consumed worldwide each year
Approximately 32 million tons of asphalt paving products are sold each year in the U.S.
Approximately 85% of asphalt consumed is used for road paving and approximately 10% used for roofing products
Majority of roofing product consumption is repair work
Public sector, depending on where you are in the U.S., can represent 40% to 60% of the total paving market
Public work is typically around 10% to 15% new work and 85% to 90% repair and maintenance
Public sector primarily builds highways and transportation infrastructure for various state Departments of
Transportation
Private sector represents the rest of the market and primarily builds residential roads, parking lots, asphalt paths and courts
Private work is typically around 90% to 95% new work and 5% to 10% repair and maintenance
Private sector is expected to be hit hard this year because of weak economy
NuStar Markets
Asphalt’s Position in Paving Market

Majority of NuStar’s asphalt customers are road and bridge construction companies who operate asphalt hot mix plants that combine rock aggregate with asphalt to make road pavements
50% of NuStar’s customers serve the private commercial sector and 50% serve the public sector
Small number of NuStar’s customers manufacture residential asphalt roofing shingles and building materials

Poor Road Conditions in the U.S. Driving Need for
Transportation Infrastructure Improvements
Poor Road Conditions in the U.S. Driving Need for
Transportation Infrastructure Improvements
Significant infrastructure needs in the U.S.
Major increase in road investment needed to accommodate
growing demand on nation’s surface transportation system
U.S. is only spending a fraction of what we should to
maintain roads
Approximately one-third of the nation’s major highways,
including Interstates, freeways and major roads, are in poor or mediocre condition.
Roads in urban areas, which carry 66 percent of the
traffic, are in much worse shape
Spending around $78 billion annually on highways
U.S. Department of Transportation estimates that the
current backlog of unfunded but needed road, highway and
bridge repairs and improvements is $495 billion
Source:  American Association of State Highway and Transportation Officials (AASHTO) and TRIP, a national transportation research group

Vehicle travel on America’s highways increased by 41 percent from 1990 to 2007, while new road mileage increased by only four percent and the nation’s population grew by 22 percent from 1990 to 2008
Traffic congestion costs American motorists $78.2 billion a year in wasted time and fuel costs and
Americans spend 4.2 billion hours a year stuck in traffic

U.S. Stimulus Package – Overview
of Transportation Infrastructure Stimulus Funds
Summary of Highway Provisions under The American Recovery and Revitalization Act (“ARRA”):
$27.5 billon for highways – Funding available through September 30, 2010
After set asides, $26.8 billion , or 97% of the total, apportioned to U.S. States and D.C, using the SAFETEA-LU highway formula
120 days after apportionment of funds, or June 30, 2009, states must obligate 50% of their apportionment or the U.S.
Department of Transportation (DOT) shall withdraw 50% of the funds, less the amount obligated, and redistribute to other states that have had no funds withdrawn
One year after apportionments, or March 31, 2010, the U.S. DOT can withdraw any unobligated funds and redistribute to states that have not had funds withdrawn
Priority will be given to projects that can be completed within three years
$1.5 billion – Funding available through September 30, 2011
Awarded to states, local governments, or transit agencies through a new program called “Supplemental Discretionary
Grants for A  National Surface Transportation System”
Grants will be competitively awarded and not less than $30 million nor more than $300 million will be geographically distributed across the country
Priority will be given to projects that can be completed within three years

Source: National Asphalt Pavement Association (NAPA)

th
th
Total Apportionment
Amount Required to
be Obligated by June
30, 2009
Total Obligated as of
May 31, 2009
Obligations as a %
of June 30 Target
California $2,569,568,320 $899,348,912 $1,182,999,790 132%
Colorado 403,924,130 141,373,446 231,891,080 164%
Delaware 121,828,650 42,640,028 38,549,174 90%
Florida 1,346,735,003 471,357,251 801,322,857 170%
Georgia 931,585,680 326,054,988 233,386,699 72%
Maryland 431,034,777 150,862,172 220,330,301 146%
North Carolina 735,526,684 257,434,340 450,909,494 175%
New Jersey 651,774,480 228,121,068 338,393,834 148%
New Mexico 252,644,377 88,425,532 127,793,729 145%
New York 1,120,684,723 392,239,653 509,738,373 130%
Oklahoma 464,655,225 162,629,329 375,515,975 231%
Pennsylvania 1,026,429,012 359,250,154 553,867,982 154%
South Carolina 465,118,683 162,078,519 188,440,330 116%
Texas 2,250,015,146 787,505,301 895,778,285 114%
Virginia 694,460,823 243,061,288 127,885,933 53%
Total to States NuStar Markets $13,465,985,713 $4,712,381,981 $6,276,803,837 133%
Total U.S. Apportionment $26,817,140,267
Percent States NuStar Markets 50%
Large Portion of Stimulus Funds Apportioned to
States NuStar Markets Rack Asphalt
Of the states in which NuStar markets rack asphalt, all states have met the June 30 deadline to obligate at least 50% of the funds within 120 days or by June 30
Stimulus Funds Apportioned to States NuStar Markets
Asphalt Over Its Rack
Source: Data provided to ARTBA by the Federal Highway Administration

Stimulus Plan Funds Expected to Drive
Significantly Higher Asphalt Demand
Stimulus funds expected to provide further upside to asphalt demand over the next three years
Continue to expect stimulus package will positively impact asphalt demand in the second half of 2009
Larger impact to asphalt demand should be felt in 2010 and 2011 when most of the stimulus spending is expected to occur
Additional 7.5% increase in rack asphalt throughputs is expected to generate an incremental $12 million of operating income annually, assuming NuStar’s $8.78 adjusted gross margin per barrel earned in 2008

Over the life of the stimulus package, or 2009 through 2011, expect to see asphalt demand increase by a weighted average of around 7.5% compared to without stimulus funds
With Stimulus
Package
Without Stimulus
Package
Increase /
(Decrease)
2009 2.3% -3.6% 5.9%
2010 6.8% -2.3% 9.1%
2011 9.4% 2.7% 6.7%
Cumulative Impact to U.S. Asphalt Demand from Stimulus Funding

Proposed U.S. Highway Funding Expected
to be Significantly Larger than Current Program
Proposed U.S. Highway Funding Expected
to be Significantly Larger than Current Program

* Media reports, Company estimates and ARTBA (American Road and Transportation Builders Association)
Actual and Forecast* Federal Highway Funding ($ in billions)
$37.1
$38.1
$40.4
$41.8
$44.5
Stimulus Funds
SAFETEA-LU
$63.7
$66.2
$68.0
$72.6
$74.5
“America’s transportation systems are the lifeblood of
our economy and when properly maintained and
supported can be a catalyst for economic growth.
These systems allow people to get to jobs and allow
businesses to access wider pools of labor, suppliers,
and customers. The ability to efficiently move freight
will be critical to our economic recovery. Without
efficient transportation routes, economies stagnate.”
Transportation Secretary Ray LaHood’s  testimony to
the House Transportation Appropriations
Subcommittee June 4, 2009
Current Safe, Accountable, Flexible, Efficient Transportation Equity Act: A Legacy for Users (SAFETEA-LU) for 2005 through
2009 expires on September 30, 2009
Insufficient revenues will cause the Highway Trust Fund Account to reach a zero balance possibly as soon as the middle of summer of 2009 and will require an additional $5 to $7 billion to meet 2009 appropriations bill and $8 to $10 billion to get through 2010*
Obama administration is working on a solution and will dedicate the funds necessary to continue infrastructure spending
SAFETEA-LU will be authorized with what is expected to be a larger financial commitment than previous programs (~$400 to $450 billion) or around a 48% increase in highway investment
Of the total spending that s being proposed, around 75% will be allocated to highways and 25% to mass transit
Congress and every state legislature is considering alternative methods of revenue generation for purpose of transportation infrastructure including:  (a) indexing gas tax to inflation; (b) private-public partnerships; (c) vehicle miles traveled tax; (d) tolling
Jobs are of particular importance to Washington right now and transportation infrastructure = JOBS
$3.5
$13
$13
$202 billion
$345 billion
(Fiscal Year Ended September 30)

Warm-Mix Asphalt Overview Ron Corun Manager Asphalt Technical Services 48

As part of stated goal to become a leader in the asphalt
industry, NuStar Energy L.P. is implementing a new
technology at its asphalt terminals to allow it to blend and supply warm-mix asphalt to its customers
System will add and blend a waterless asphalt binder called
Evotherm 3G into conventional asphalt at its terminals
Binder changes the properties of asphalt to make it
usable at lower temperatures
Customers will not have to make any investment in
additional equipment and material can be applied to
roads using standard paving equipment
Technology is not proprietary - Others can produce
warm-mix asphalt if they wish to invest in the additive
system
What is Warm-Mix Asphalt?
What is Warm-Mix Asphalt?
Warm-mix technology decreases the temperature that the asphalt must be mixed by 50 to 100 degrees providing financial, pavement quality and environmental benefits
Traditional hot-mix asphalt must be heated between 300 and 350 degrees as it is mixed with rock material at hot-
mix facilities

Benefits of Warm-Mix Asphalt -
Energy Savings and Environmental
Benefits of Warm-Mix Asphalt -
Energy Savings and Environmental
Energy Savings
Because less fuel is needed to heat the warm-
mix asphalt, documented fuel savings for users
generally range from 10 to 30 percent
Environmental Benefits
Decreased heat and fuel usage also provide air
quality benefits – Every 10 degree reduction in
asphalt mix cuts fumes in half
Carbon Dioxide (CO2) reduced by 30-40%
Sulfur Dioxide (SO2) reduced by 35%
Volatile Organic Compounds (VOCs) reduced by
50%
Nitrogen Oxide (NO) reduced by 60-70%
Dust reduced by 20-25%
Estimated that if all roadwork in the nation were
done with warm-mix asphalt, it would be the
equivalent of removing 1.5 million cars from the
U.S. roads
Hot-Mix
Asphalt
Warm-Mix
Asphalt

Benefits of Warm-Mix Asphalt -
Pavement Construction and Quality Benefits
Benefits of Warm-Mix Asphalt -
Pavement Construction and Quality Benefits
Pavement Construction
Increased pavement life because lower-mix
temperature results in reduced oxidation
and aging
Improved compaction resulting in a more
dense and stable road surface
Lower temperature results in less time
required to cool before a road can be
opened or reopened
Lower temperature enables road
construction and repair beyond the normal
paving season typically from April through
October
Quality Benefits
Improved working conditions with the virtual
elimination of smoke and fumes, and, much
cooler temperatures can improve productivity
2 ½ Year Old Warm-Mix Asphalt  pavement in Charlotte, NC

Timing and Implementation:
The majority of NuStar’s warm-mix systems have been put in place and product has been sold or is expected to be sold at the following locations:
Atlanta, GA market – Completed May 2009
Paulsboro, NJ market – Completed June 2009
Houston, TX market – Completed June 2009
Baltimore, MD market – Expected Completion September 2009
NuStar is looking at opportunities for installations at some of its other asphalt terminals
Benefits to NuStar:
While we don’t expect to capture a higher margin on warm-mix asphalt, we do expect to sell incremental volumes, primarily due to expectations that warm-mix can extend the asphalt season on both sides
Total cost of implementing warm-mix asphalt systems over the locations above total around $750,000
Expected benefit
Approximately $1.1 million of operating income in 2009
Approximately $1.4 million of operating income in 2010
Approximately $2.8 million of operating income in 2011
Timing of Implementation
and Benefits to NuStar
Timing of Implementation
and Benefits to NuStar

Fuels Marketing Paul Brattlof Senior VP Supply and Trading 53

Bunkering Operations
Bunkering Operations

Currently we sell bunker fuel to ship owners, including cruise line ships, from our terminal locations at St.
Eustatius and Point Tupper where we also store bunker fuel for third parties
Strategic location of these two facilities and their storage capabilities provide us with a reliable supply of product and ability to capture incremental bunker sales margin
St. Eustatius facility has six mooring locations that can supply bunkers to vessels up to 520,000 dwt
Point Tupper has two mooring locations that can supply bunkers to vessel up to 400,000 dwt
Main drivers of our bunkering business include number of ship calls, seasonality, location and competition from bunkering fuel delivery locations around the world
Targeting $10 to $15 million of operating income from NuStar’s bunkering operations in 2009
Goal is to continue to increase bunker sales at our St. Eustatius and Point Tupper facilities and certain niche markets in North America
1Q07 2Q07 3Q07 4Q07 2007
Barrels 2,704,374 2,648,874 2,527,240 2,451,330 10,331,818
Operating Income 6,816,443 $    6,547,458 $  6,947,000 $     4,128,097 $     24,438,998 $
1Q08 2Q08 3Q08 4Q08 2008
Barrels 2,592,800 2,713,403 2,184,305 2,711,677 10,202,185
Operating Income 5,141,745 $    7,617,343 $  10,227,194 $   10,348,853 $   33,335,135 $
1Q09
Barrels 2,930,163
Operating Income 1,446,327 $

Fuels Marketing Operations - While not a Large Driver of
Earnings, A Great Complement to Our Other Operations
Fuels Marketing Operations - While not a Large Driver of
Earnings, A Great Complement to Our Other Operations

As part of marketing operations, purchase gasoline, distillates and refinery feedstocks to take advantage of arbitrage opportunities and contango markets
We do not speculate on commodity prices
Contango Trades – During contango markets, utilize storage at strategically located terminals, including NuStar terminals, to deliver products at favorable prices
Arbitrage Opportunities – Attempt to take advantage of geographic arbitrage opportunities by utilizing transportation and storage assets, including NuStar’s terminals and pipelines, to deliver products from one geographic region to another with favorable pricing
Product/Wholesale Trading - Purchase gasoline and distillates in spot markets from refiners and traders, and offer for sale to wholesale customers through NuStar terminals and third-party terminals
Currently leasing around 1 million barrels of NuStar’s 91 million barrels of storage capacity
Trading personnel are a complement to NuStar’s other operations (i.e. transportation, storage and asphalt)
In-house expertise provides market intelligence and solutions for optimizing assets and customers
1Q07 2Q07 3Q07 4Q07 2007
Barrels 379,049 226,168 549,514 1,285,963 2,440,694
Operating Income - $               804,094 $       (931,538) $       (2,777,433) $    (2,904,877) $
1Q08 2Q08 3Q08 4Q08 2008
Barrels 1,732,651 1,409,175 2,093,083 2,414,060 7,648,969
Operating Income 4,785,821 $    (5,800,057) $   4,974,247 $     (503,188) $       3,456,823 $
1Q09
Barrels 3,416,476
Operating Income 691,033 $

Fuels Marketing Operations – Strong Risk
Mitigation Policy
Fuels Marketing Operations – Strong Risk
Mitigation Policy

Marketing employees are paid the same bonus, based on a DCF target, as all of our other employees
NuStar has a risk management committee that oversees trading controls and procedures and certain aspects of commodity and trading risk management
Strong mid-office support led by Risk Management Trade Compliance Officer
At the end of March 31, 2009, NuStar’s asphalt refining inventories represented 87% of our total inventory and they remain unhedged
Remaining total inventory consists of gasoline, distillates and bunkers, with a large majority of this inventory hedged
Exposure to hedged inventory is limited to basis risk changes, or, the exposure to a change in price of the physical position as compared to the change in price of the paper position that is being utilized as a hedge
Risk Mitigation

Asphalt Refining & Plant Overviews Mike Pesch VP Regional Operations 57

Core Refining Process
Core Refining Process
Distillation
Tower
(Crude Unit)
Vacuum
Unit
Propane, Butane and
Lighter
Intermediate Products
Final Products
Light Straight Run
Gasoline
Naphtha
Kerosene
Atmospheric Gas Oil
Vacuum Gas Oil
Residual
<90   F
90-180   F
180-370   F
370-500   F
500-650   F
650-950   F
>950+   F
Further Processing
Refinery Fuel Gas
Propane
NGLs
Gasoline
Gasoline
Jet Fuel
Kerosene
Jet Fuel
Diesel
Fuel Oil
Gasoline
Diesel
Fuel Oil
Gasoline
Diesel
Fuel Oil
Gasoline
Diesel
Heavy Fuel Oil
Asphalt

NuStar

SWEET SULFUR CONTENT SOUR
(More Expensive) (Less Expensive)

Crude oils are typically classified and priced
by density and sulfur content
Density of crude oil commonly measured by
API gravity (Heavy vs. Light)
Higher the API number, the lighter the
compound
Light crude oils are easier to process
Heavy crude oils are more difficult to
process
Sulfur content of Crude Oil (Sweet vs. Sour)
Sweet crudes typically have less than 0.5%
sulfur
Sour crudes have 1.0% or more sulfur
Higher sulfur crudes typically require
additional processing
Classification of Crude Oils
HEAVY API GRAVITY LIGHT
(Less Expensive) (More Expensive)
BOSCAN
BCF-13
NAPO
MAYA
ARAB HEAVY
ARAB MED.
MARS
ARAB LIGHT
ALASKA NORTH SLOPE
BRENT
WTI
Because the Boscan and BCF-13 crude oils are lower quality, they are more discounted to light, sweet crudes
Discount to WTI is currently between $5 and $10 per barrel

0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
5 10 15 20 25 30 35 40 45
Boscan and BCF-13 Crudes are some of the Lowest
Quality Crudes, but have the Highest Yield of Asphalt

rd
rd
Simple Asphalt Refining –
“On Purpose”
Simple Asphalt Refining –
“On Purpose”
Atmospheric
Distillation Tower
Vacuum
Unit
Naphtha
Vacuum Gas Oil
Marine Diesel Oil
Asphalt
~70% Yield
~3% Yield
~15% Yield
~12% Yield
Intermediate
Products
Marketing
Asphalt
Marketing
Governmental
Agencies,
Paving
Contractors
& Hot Mix
Producers
100%
Asphalt Cement
Rail
Truck
Barge
Ship
Sold to 3 Party
Refineries
NuStar Owned
& Network of
3 Party
Terminals
Rack
Sales
(~66%)
Wholesale: ~25%
Export: ~9%
Venezuelan
Crude Oil
(BCF-13 &
Boscan)

100%
Asphalt Cement

High Complexity Refinery – Coker Unit Drives More Lighter End
Production and Less Heavier End Production Like Asphalt
High Complexity Refinery – Coker Unit Drives More Lighter End
Production and Less Heavier End Production Like Asphalt
Vacuum
Unit
Crude
Unit
Propane/Butane
Low Octane Gasoline
Medium/Heavy
Sour Crude Oil
Reformer Unit
High Octane Gasoline
Kerosene
Distillate
Desulfurizer
Kerosene/Jet Fuel
Diesel
Diesel/Heating Oil
Gas Oil
Heavy Fuel Oil
7% Propane/Butane
58% Gasoline
28% Distillate
Diesel
Heating Oil
Jet Fuel
15% Heavy Fuel Oil
& Other
Hydrocracker
Light Cycle
Oil (LCO)
Alkylation
Unit
FCC Gasoline
Alkylate
Light Gas Oil
Fluid
Catalytic
Cracker
(FCC)
Hydrocracker Gasoline
Coker Unit
Coke
High complexity refineries typically run heavier and more sour crude oils and produce the highest yields of lighter/higher value products

Total throughput capacity of 74,000 barrels per day
Refinery consists of two petroleum refining units and a liquid storage terminal for petroleum and chemical products
Total storage capacity of 3.5 million barrels
Paulsboro refinery supplies various asphalt grades and intermediate products by ship, barge, railcar and tanker trucks to a network of 10 asphalt terminals in the Northeast
NuStar’s Paulsboro Asphalt Refinery
NuStar’s Paulsboro Asphalt Refinery
Located in the middle of the major U.S.
East Coast asphalt demand center right off
the Delaware River
Largest on-purpose asphalt refinery in the
U.S.
Primary competitors include Valero Energy
and Irving Oil
Terminal network stretches from New York to
North Carolina
Refinery constructed in two phases in 1978
and 1981
CITGO purchased Paulsboro refinery from
Seaview Oil Company in 1991
Delaware  River

Paulsboro Crude Oil & Products Slate
Paulsboro Crude Oil & Products Slate
2008 Product Yields
Asphalt ~68%
Marine Diesel Oil ~17%
Vacuum Gas Oil ~12%
Naphtha ~3%
NuStar’s Paulsboro refinery runs both BCF-13 and
Boscan crude oil, typically 50/50, with some
opportunistic crudes
NuStar’s Paulsboro Asphalt Refinery

2008 Crude Runs (mbpd)
(74,000 bpd capacity)
1Q 2Q 3Q 4Q Total
Boscan 27 27 33 23 28
BCF-13 26 31 29 20 27
M-100 HS FO     - - 5  - 1
Total 53 58 67 43 56
MM barrels 0.6 5.3 6.2 3.9 16.0
Utilization 72% 78% 91% 59% 76%
2008 Product Yields (mbpd)
1Q 2Q 3Q 4Q Total
Asphalt 35.0 39.0 45.6 30.1 38.1
Naphtha 1.6 1.4 1.6 1.2 1.4
MDO 8.8 10.3 10.9 7.2 9.4
VGO 6.9 6.6 8.9 4.6 6.7
Total 52.3 57.3 67.0 43.1 55.6

NuStar’s Savannah Asphalt Refinery
NuStar’s Savannah Asphalt Refinery
Located on the U.S. Southeast seaboard,
approximately 2.5 miles upstream from downtown
Savannah adjacent to the Savannah River
Center of the Southeast premium asphalt market
Only refinery and asphalt producer on the Southeast
seaboard
1,000 feet of frontage along Savannah River
Built in 1929 by the Mexican Petroleum
Corporation of Georgia and operations began in
1930
Later purchased by Amoco
CITGO purchased refinery from Amoco in April 1993
Total throughput capacity of 30,000 barrels per
day
Source:  Google Maps
Savannah
River
Refinery includes two atmospheric towers, a tank farm, a marine dock, a PMA production facility, testing laboratory and processing areas
Total storage capacity of 1.2 million barrels
Savannah refinery supplies various asphalt grades by truck, rail and marine vessel to a network of 9 asphalt terminals in the Southeast

Savannah Crude Oil & Products Slate
Savannah Crude Oil & Products Slate
NuStar’s Savannah Asphalt Refinery

2008 Crude Runs (mbpd)
(30,000 bpd capacity)
1Q 2Q 3Q 4Q Total
Boscan 22.9 27.9 25.3 22.4 25.1
MM barrels 0.3 2.5 2.3 2.1 7.2
Utilization 77% 93% 83% 73% 83%
2008 Product Yields
Asphalt ~74%
Light Marine Gas Oil ~22%
Naphtha ~4%
NuStar’s Savannah refinery runs Boscan crude oil
2008 Product Yields (mbpd)
1Q 2Q 3Q 4Q Total
Asphalt 17.0 20.7 18.9 16.6 18.6
Naphtha 0.8 1.1 1.0 0.8 1.0
LMGO 5.0 6.1 5.4 5.0 5.5
Total 22.8 27.9 25.3 22.4 25.1

WA
OR
MT
ID
ND
SD
WY
MN
WI
MI
NV
UT
CA
Pittsburg Asphalt
CO
NE
IA
IL
IN
OH
PA
NY
Albany
VT
NH
ME
MA
CT
RI
Bronx (2)
New Haven
NJ
Perth Amboy
Gloucester City
Baltimore
Paulsboro
DE
Dumfries
Piney Point
Hopewell
Newport News
WV
VA
KY
KS
MO
Rosario Asphalt
AZ
NM
OK
Catoosa Asphalt
AR
TN
NC
Charlotte
Wilmington
Wilmington
SC
Gainsville
Gwinnett
Fulco
Lithonia
Charleston
MS
AL
GA
Savannah
Jacksonville
FL
TX
Saginaw
Houston Asphalt
BTB Refining: Corpus Christi (Marketing Agreement)
LEGEND
Nustar Asphalt Terminal
Asphalt Supply Source
Third Party Terminal
States NuStar Markets Asphalt Over its Rack
Destination States for NuStar Asphalt

Expansive network of 16 complementary third-party leased terminals with total asphalt storage capacity of 3 million barrels
Includes new leases for three of SemGroup’s asphalt terminals located in New Jersey, Virginia and Texas
Provides capability to market to diverse customer base
7.3 million barrels of net operational asphalt storage capacity
Enables a proven “winter fill” strategy of storing production in low-demand winter months for sale during the summer paving season
Extensive Asphalt Logistics Network
Extensive Asphalt Logistics Network

Near-term, have identified around $12 million of high return, quick pay-back projects at the Paulsboro and Savannah asphalt refineries  and NuStar asphalt terminals
Near-Term Capital
Investment Opportunities
Near-Term Capital
Investment Opportunities
Expected In-Service Expected
Type of Project Opportunity Capex Dates IRR
Improve Crude Oil Improve flexibility to run alternative crude oils ~3.4 million 1Q09 thru 4Q09               ~150%
Flexibility and rates and improve ability to run higher volumes of crude oil at Paulsboro refinery resulting
in higher product volumes
Energy Efficiency Improve energy efficiency by implementing ~$1.9 million 1Q09 thru 4Q09 ~25%
projects that reduce usage of natural gas
at both Paulsboro and Savannah refineries
and terminal facilities
PMA Projects  Increase production of high quality polymer       ~$4 million          Complete                      ~60%
modified asphalt at Savannah and Paulsboro
refineries by constructing new storage tanks
Improve Product Increase yield of Marine Diesel Oil  ~1.5 million Paulsboro - 1Q10 ~20%
Yields recovery from gas oil at
Paulsboro refinery
Increase Product Install Warm Mix Asphalt supply ~1.2 million 2Q09 thru 4Q09 ~77%
Offering capabilities at various terminal locations
Total ~$12 million

Longer term, continue to evaluate other
opportunities at Paulsboro and Savannah
refineries including:
Significant modifications to crude units at
Paulsboro and Savannah refineries to continue to
increase crude oil and product flexibility
Opportunities include:
Crude flexibility projects at both facilities
Improve quality of naphtha produced in
Savannah
Produce roofing flux at Paulsboro
Blending crudes to maximize throughput rates
Expected capital spending ranges from $50
to $60 million
Expect to complete evaluation by third
quarter 2009 with completion of projects
targeted for third quarter 2011
Long-Term Capital
Investment Opportunities
Long-Term Capital
Investment Opportunities

Transportation Danny Oliver VP – Marketing & Business Development 69

Stable Revenues on NuStar’s Transportation
Segment Despite Demand Volatility
Stable Revenues on NuStar’s Transportation
Segment Despite Demand Volatility

NuStar’s transportation revenues have been stable and growing relative to throughput volumes

CO
Denver
Colorado Springs
North Platte
Osceola
Columbus
Geneva
Phillipsburg
Cheyenne Wells
KS
Concordia
Salina
MO
Hutchinson
Hooker
Clawson
Rosario Asphalt
Albuquerque
Catoosa Asphalt
OK
Wynnewood
Wasson
NM
Amarillo
Dixon
Alamogordo
Abernathy
Wichita Falls
Ringgold
Southlake
Lubbock
El Paso
TX
LA
San Antonio East
NuStar
San Antonio South
Pettus
Houston Asphalt
Hobby
Texas City (2)
Placedo
Laredo
Nuevo Laredo
Corpus Christi
Edinburg
Harlingen
Mexico
Burgos Basin (PEMEX)
Brownsville

Overview of Central West Pipeline System
(Crude Oil and Refined Products)
Overview of Central West Pipeline System
(Crude Oil and Refined Products)

Length 23 refined product pipelines with an
aggregate length of 3,255 miles and
11 crude oil pipelines with an
aggregate length of 812 miles
Refineries Served Valero Energy - McKee, TX;
Valero Energy - Three Rivers, TX
Valero Energy - Corpus Christi, TX
CITGO - Corpus Christi, TX
Valero Energy - Ardmore, OK
Products Crude oil, gasoline, distillates
(including diesel and jet fuel), natural
gas liquids, blendstocks and other
products
Regulating Body Federal Regulatory Energy
Commission (FERC) / Texas /
Colorado / Oklahoma
Pipeline Capacity
(2008)
1,465 mbpd
BPD Transported
(2008)
845 mbpd
Average Utilization 58%
2008 Pipeline Receipts by Commodity
Crude Oil
45%
Gasoline
30%
Distillates
16%
Light Ends
4%
Jet Fuel
3%
Propane
2%

1,200
1,100
1,000
900
800
700
600
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
910
931
899
878
731
732
881
887
877
881
822
757
794
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09

Central West Pipeline System - Steady Revenues
Despite Recent Lower Throughput Volumes
Central West Pipeline System - Steady Revenues
Despite Recent Lower Throughput Volumes

6.15% Tariff
Increase
4.32% Tariff
Increase
5.17% Tariff
Increase
Valero McKee
Refinery Outage
Impact  primarily
from Valero Energy
TAs and Sale of
Skelly Belvieu p/l in
Drivers
Planned and unplanned turnarounds at refineries served
Producer Price Index (PPI) +1.3% tariff increase effective July 1 every year
Population Center Demand Focus - primarily gasoline and diesel that originate at Valero Energy refineries
Serves growing markets primarily in South Texas, Dallas/Fort Worth, Houston, Texas Panhandle, West
Texas, Denver and New Mexico
Since the pipelines are physically integrated with Valero Energy refineries, not expected to face significant competition for transportation services
Throughputs (Thousands of BPD) Revenues ($ in Thousands)
4Q08

ND
Mandan
BNRR
Jamestown (North)
Jamestown (East)
Moorhead
MN
Sauk Centre
BNRR
WI
Twin Cities (Roseville)
Aberdeen
SD
Wolsey
Sioux Falls
Rock Rapids
Milford
Mitchell
Le Mars
Yankton
NE
Norfolk
IA
Council Bluffs
Columbus
North Platte
Osceola
Geneva
Phillipsburg
Cheyenne Wells
Concordia
Salina
KS
MO
Hutchinson
Hooker
Clawson
OK
Catoosa Asphalt

Overview of East Pipeline System
Overview of East Pipeline System

Length 1,900 miles including 16 product
terminals with a storage capacity
of 3.3 million barrels
Refineries
Served
NCRA – McPherson, KS
ConocoPhillips – Ponca City, KS
ConocoPhillips – Borger, TX
Frontier – El Dorado, KS
Coffeyville Resources –
Coffeyville, KS
Sunoco Inc. – Tulsa, OK
Refined
Products
Distillates (including diesel and jet
fuel), gasoline, natural gas liquids,
blendstocks and other products
Pipeline Related
Terminals
Terminalling fees and
transportation rates are included in
tariff
Regulating Body Federal Regulatory Energy
Commission (FERC) and Kansas
Corporation Commission
Pipeline
Capacity (2008)
198 mbpd
BPD
Transported
(2008)
140 mbpd bpd (excluding ethanol
and biofulels)
Average
Utilization
70%
2008 Pipeline Receipts by Commodity
Gasoline
38%
Distillates
50%
Nat. Gasoline
5%
Propane
6%
Naphtha
1%

195
185
175
165
155
145
135
125
$25,000
$20,000
$15,000
$10,000
$5,000
$0
139
146
155
162
153
179
165
160
142
144
151
163
141
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09

East Pipeline System – Steady Revenues
Despite Seasonal Throughput Swings
East Pipeline System – Steady Revenues
Despite Seasonal Throughput Swings

6.15% Tariff
Increase
4.32% Tariff
Increase
5.17% Tariff
Increase
Drivers
Currently expanding southern end of East pipeline (Kansas) to increase the capacity and flexibility in that area
Planned and unplanned turnarounds at the refineries served
Producer Price Index (PPI) +1.3% tariff indexation effective July 1 every year
Distillate Demand Focus – primarily diesel fuel ultimately used for agricultural and railroad operations
Varies seasonally with gasoline demand peaking in early summer, diesel fuel demand peaking in late summer and propane demand in the fall
Poor weather can also impact demand for products
Long haul (higher tariff) versus short haul barrels (lower tariff)
Competition with pipeline system owned by Magellan Midstream Partners, L.P. approximately 100 miles east of and parallel to the East Pipeline System, and in close proximity to the North Pipeline System
Seasonal
Impact
Seasonal
Impact
Seasonal
Impact
Seasonal
Impact
Throughputs (Thousands of BPD) Revenues ($ in Thousands)

ND
Mandan
Jamestown (East)
Moorhead
Jamestown (North)
MN
Sauk Centre
WI
Aberdeen
SD
Wolsey
Twin Cities (Roseville)
Sioux
Falls Rock Rapids
Mitchell
Milford
Yankton
Le Mars
NE
IA
Norfolk
Council Bluffs
Columbus
North Platte
Osceola
IL
Geneva
Phillipsburg
Cheyenne
Wells
Concordia
KS
Salina
MO
Hutchinson
Hooker
Catoosa Asphalt
Clawson
OK

Overview of North Pipeline System
Overview of North Pipeline System

Length 440 miles including 4 product
terminals with a storage
capacity of 1.3 million barrels
Refineries
Served
Tesoro  Petroleum Corp. –
Mandan, ND
Refined
Products
Gasoline and Diesel Fuel
Pipeline
Related
Terminals
Terminalling fees are portion of
the transportation rate included
in tariff
Regulating
Body
Federal Regulatory Energy
Commission (FERC) and North
Dakota Public Utilities
Commission
Pipeline
Capacity
(2008)
51 mbpd
BPD
Transported
(2008)
45 mbpd
Average
Utilization
88%
2008 Pipeline Receipts by Commodity
Gasoline
69%
Distillates
29%
Jet Fuel
2%

60
55
50
45
40
35
30
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
45
43
49
46
46
46
46
45
43
49
45
43
43
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09

North Pipeline System – Steady Revenues
Despite Seasonal Throughput Swings
North Pipeline System – Steady Revenues
Despite Seasonal Throughput Swings

6.15% Tariff
Increase
4.32% Tariff
Increase
5.17% Tariff
Increase
Drivers
Planned and unplanned turnarounds at the Tesoro Mandan refinery in North Dakota
Producer Price Index (PPI) +1.3% tariff increase effective July 1 every year
Demand for refined products, primarily gasoline and diesel, delivered to the Minneapolis, MN market
Demand fluctuates based on general economic conditions  and changes in weather as more people drive during warmer months
Long haul versus short haul barrels
Competition with pipeline system owned by Magellan Midstream Partners, L.P. approximately 100 miles east of and parallel to the East pipeline and in close proximity to the North pipeline
Throughputs (Thousands of BPD) Revenues ($ in Thousands)

WI
MI
NE
IA
IL
OH
IN
KS
MO
KY
TN
OK
AR
MS
AL
LA
TX
LEGEND
Delivery Points
Origin Points
Gulf of Mexico

Water-borne access
to ammonia imports
Overview of Ammonia Pipeline System
Overview of Ammonia Pipeline System
Length 2,000 mile pipeline – One of two major
ammonia pipelines in the U.S. and only
one capable of receiving  foreign
production directly into system and
transporting  into nation’s corn belt
Product Supplied Domestic production and imports directly
through three marine terminals in
Louisiana
Markets Served Multiple  3  -party owned terminals and
industrial facility locations in Nebraska,
Iowa, Illinois, Indiana and Missouri,
Arkansas and Louisiana
Pipeline Related
Terminals
Terminals owned by 3  parties or 3
party customers
Regulating Body Surface Transportation Board  (STB)
and Louisiana Public Service
Commission – FERC indexation applied
to all tariff rates
Pipeline Capacity
(2008)
42 mbpd
BPD Transported
(2008)
37 mbpd
Average Utilization 87%
rd
rd
rd

50
45
40
35
30
25
20
15
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
34
31
29
35
35
39
38
39
39
38
33
37
28
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09

Ammonia Pipeline System – Growing Revenues /
1Q09 Impacted by Poor Weather
Ammonia Pipeline System – Growing Revenues /
1Q09 Impacted by Poor Weather

Drivers
Producer Price Index (PPI) +1.3% tariff increase effective July 1 every year
Price of natural gas, the primary component of ammonia
Demand for direct application for crop production, which is dependent on the weather (not effective if ground is too wet or dry)
Demand for nitrogen fertilizer use
Fertilizer alternatives such as liquid or dry fertilizer (less sensitive to weather conditions but generally more costly)
6.15% Tariff
Increase
5.17% Tariff
Increase
4.32% Tariff
Increase
Primarily due to
poor weather
Throughputs (Thousands of BPD)
Revenues ($ in Thousands)

$1.00
Increasing Rates from FERC’s PPI FG + 1.3% Rate –
2010 Rate Expected to be Higher Despite Potential Drop in Tariff
Increasing Rates from FERC’s PPI FG + 1.3% Rate –
2010 Rate Expected to be Higher Despite Potential Drop in Tariff

3.63%
6.15%
4.32%
5.17%
7.60%
(3.0)%*
While 2010 is trending negative, NuStar should benefit from our July 2009 increase through Q1 and Q2 2010
Around 95% of NuStar’s pipeline revenues receive the PPI+1.3% tariff increase
In addition, as PPI-FG falls, our operating expense dollars are expected to stretch further
1/1/2010
Effect of PPI Finished Goods + 1.3% Tariff Indexing on $1/bbl
$1.02
$1.07
$1.13
$1.18
$1.26
$1.28
Index
Value
2010 is the last year for the
FERC’s 1.3%  factor – Next
5-Year  factor should be
published in Spring of 2011
Even with the projected
decrease in 2010, the
projected indexed tariff rate
is still expected to be higher
than the 2009 calendar year
1/1/2005
1/1/2006 1/1/2007 1/1/2008 1/1/2009 1/1/2011
* Estimate includes four months of preliminary 2009 monthly PPI data and 8 months of finished goods pricing holding at April 2009 levels plus 1.3%

Tacoma
Vancouver (2)
Portland
WA
OR
MT
ID
NV
CA
UT
AZ
NM
Pittsburg Asphalt
Selby
Benicia
Stockton
Los Angeles
Mandan
BNRR
Jamestown (North)
Jamestown (East)
Moorhead
ND
MN
Sauk Centre
Twin Cities (Roseville)
WI
Aberdeen
SD
Wolsey
Sioux Falls
Rock Rapids
Milford
Mitchell
Yankton
Le Mars
NE
Norfolk
Council Bluffs
IA
Columbus
North Platte
Osceola
Geneva
Phillipsburg
Cheyenne Wells
Concordia
Salina
KS
Hutchinson
MO
IL
IN
MI
Blue Island
Indianapolis
Colorado Springs
Rosario Asphalt
Albuquerque
Hooker
Clawson
Catoosa Asphalt
OK
Wasson
Amarillo
Dixon
Alamogordo
Abernathy
Wichita Falls
Ringgold
El Paso
TX
San Antonio East
San Antonio South
Houston Asphalt
Pettus
Hobby
Texas City (2)
Placedo
Laredo
Nuevo Laredo
Corpus Christi
Edinburg
Harlingen
Brownsville
Burgos Basin (PEMEX)
St. James
AR
LA
MS
AL
TN
KY
GA
FL
SC
NC
VA
WV
PA
NY
ME
NH
MA
CT
NJ
DE
MD
Point Tupper
Albany
Bronx (2)
New Haven
Linden (2)
Perth Amboy
Gloucester City
Paulsboro
Baltimore
Andrews AFB
Dumfries
Piney Point
Salisbury
Hopewell
Newport News
Virginia Beach
Charlotte
Wilmington
Charleston
Gainsville
Gwinnett
Lithonia
Bremen
Macon
Moundville
Montgomery
Savannah
Brunswick
Jacksonville

Transportation Growth Opportunities
Gulf Coast Market
Major U.S. petroleum hub with multiple industrial needs
Take advantage of demographic growth in Central and South Texas, by increasing utilization of existing assets
Mid-Continent Market
Provides solid earnings and logistical
competitive advantage with
connectivity to multiple refining and
supply hubs
East Pipeline System: Goal is to add
incremental capacity to take advantage
of seasonal peak demand and
downtime from refinery turnarounds
Ammonia Pipeline System:  Goal is to
build new pipeline connections to
capture volumes from other modes of
transportation

Expect Higher Operating Income from Transportation
Segment Despite Lower Throughputs
A tariff increase of around 7.6% effective July
1, 2009 should contribute to higher operating
income in 2009 over 2008
Tariff increase represents the highest increase
since indexation began in 1993
Around 95% of NuStar’s transportation
revenues should receive the tariff increase
NuStar applies FERC indexation
methodology to all tariff rates
Total pipeline volumes expected to be 4% to
5% lower in 2009 versus 2008 primarily due to
impact from turnarounds
New pipeline business, an anticipated
reduced refinery maintenance schedule and a
new pipeline project expected to start-up in
July should help mitigate the impact of
weaker throughput volumes from lower
demand
1Q09 2Q09 3Q09 4Q09
Valero Energy -
McKee, TX
FCCU, Alky
& Crude
Units
Valero Energy -
Ardmore, OK
Hydrocracker
Unit
Hydrotreater
Unit
Valero Energy -
Texas City, TX
Coker, Black Oil
Hydrotreater
and Crude Units
Valero Energy -
Three Rivers, TX
FCC &
Crude
Units
Valero Energy -
Corpus Christi, TX
FCC Unit, Heavy
Oil Cracker &
Alky Units,
Reformer Unit
Frontier - El
Dorado, KS
FCC Unit
2009 Planned Refinery Turnarounds Impacting NuStar

82 Storage Danny Oliver VP – Marketing & Business Development

Vopak
Kinder Morgan Energy
NuStar Energy L.P.
Oiltanking
Plains All American
Magellan Midstream
IMTT
Sunoco Logistics
Teppco
Tanquid
Buckeye Pipeline
Odfjell
LBC Tank Terminals
Stolt-Nielsen
Rubis
Global Partners, L.P.
Simon

Global Leader in Independent
Liquids Storage
NuStar is the third largest independent liquids terminal operator in the world and second largest in the U.S.
Completed majority of expansion projects under our $400 million construction program, which contributed around
8.5 million barrels of incremental storage capacity
Of the roughly 91 million barrels of storage capacity, approximately 50 million barrels is crude oil, 39 million barrels is refined products and 2.3 million barrels is biofuels
Source:  Company Websites & Management Presentations

Independent Liquids Storage Capacity
(Millions of Barrels)
8
8
10
12
16
20
24
25
31
34
39
60
85
91
91
104
171

1,050
950
850
750
650
550
450
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
56
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
Throughput MBPD
Pro forma Throughputs 1Q09
Revenues ($ in Thousands)

Storage Lease Contracts Driving
Higher Revenues Despite Lower Throughputs
Storage Lease Contracts Driving
Higher Revenues Despite Lower Throughputs

Primarily due to Valero TAs and
changing from throughput to lease
based contracts at seven terminals
Despite recent lower storage throughput revenues, total storage revenues have been increasing over the last three years as NuStar has benefited  from $400 million construction program
Lower throughputs don’t necessarily translate into weaker earnings since the majority of the business is under lease contracts
Approximately 90% of our revenues in the storage segment come from leased assets or assets connected to pipelines in our transportation segment
Primarily due to changing from a
throughput to lease based contract at
seven terminals
775
758
790
775
781 782
845
794
795
761
713
702
652
596
*
*  Pro forma impact of changing from throughput to lease based contracts

Tacoma
Vancouver (2)
Portland
WA
OR
MT
ND
MN
WI
MI
SD
WY
NE
IA
NV
UT
CO
KS
MO
IL
IN
KY
CA
AZ
NM
OK
AR
TX
AL
GA
SC
FL
WV
VA
PA
NY
NH
MA
CT
NJ
DE
MD
ME
Benicia
Stockton
Selby
Los Angeles
Denver
Colorado Springs
Rawlins
Mandan
Jamestown (East)
Jamestown (North)
Moorhead
Aberdeen
Sauk Centre
Twin Cities (Roseville)
Wolsey
Mitchell
Sioux Falls
Rock Rapids
Milford
Yankton
Le Mars
Norfolk
Council Bluffs
Columbus
North Platte
Osceola
Geneva
Phillipsburg
Cheyenne Wells
Concordia
Salina
Hutchinson
Rosario Asphalt
Albuquerque
Alamogordo
El Paso
Amarillo
Dixon
Abernathy
Lubbock
Hooker
Clawson
Catoosa Asphalt
Wasson
Southlake
Saginaw
San Antonio East
San Antonio South
Houston Asphalt
Texas City (2)
Laredo
Nuevo Laredo
Edinburg
Harlingen
Corpus Christi
Burgos Basin (PEMEX)
Brownsville
St. James
Indianapolis
Blue Island
Albany
Bronx (2)
New Haven
Linden (2)
Perth Amboy
Gloucester City
Paulsboro
Baltimore
Andrews AFB
Dumfries
Salisbury
Piney Point
Hopewell
Newport News
Virginia Beach
Charlotte
Wilmington
Gainesville
Gwinnett
Athens
Fulton
Bremen
Charleston
Moundville
Macon
Montgomery
Savannah
Brunswick
Jacksonville
Point Tupper
NuStar
Caribbean
Netherland Antilles
St. Eustatius

Numerous Opportunities in North America
Northeast Market (~11.4mm bbls)
NY Harbor storage demand
continues to be strong with limited
land and customers realizing Gulf
Coast arbitrage and contango
markets
Southeast Market (~4.7mm bbls)
SE market continues to show
rate increases
Gulf Coast Market (~18.7mm bbls)
Major U.S. petroleum hub with multiple industrial needs
Take advantage of demographic growth in South Texas by increasing utilization of existing assets and continue to implement black oil strategy (crude and fuel oil) at Texas City, TX
Significant customer demand for tank projects at St. James, LA
Caribbean Market (~13.0mm bbls)
One of the primary shipping routes
to the U.S. with a favorable
operating environment and growing
bunker opportunities
Goal is to continue to build or
acquire terminals to have an even
bigger presence
West Coast Market
(~10.7mm bbls)
Market of its own, where
storage is limited, but rates
are strong
Point Tupper Market (~7.4mm bbls)
Offers world class logistics with deep water access, optimum shipping routes, a favorable operating environment and growing bunker opportunities
Goal is to become a major international hub for world product flows

NORWAY
FINLAND
SWEDEN
North Sea
Baltic Sea
POLAND
GERMANY
Celtic Sea
Bay Of Biscay
SPAIN
ITALY
Ionian Sea
MOROCCO

Grangemouth
Glasgow
Belfast
Runcorn
Eastham
Amsterdam
Grays

UK and Amsterdam Opportunities
UK Market (~5.6mm bbls)
Stable market with opportunity
to grow through acquisitions and
the build-out of existing terminal
assets
Goal is to build and/or acquire
large marine terminals to
complement  NuStar’s other
major hubs
Amsterdam/Rotterdam/Antwerp Market
(~3.7mm bbls)
Strategic European petroleum hub
with growing demand for storage
but limited land
Goal is to become a major storage
and bunker player by building and
acquiring new storage facilities

$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May

Contango Markets and Limited Storage Capacity
Continue to Drive Strong Demand for Storage
Demand for terminal storage in key markets is strong and growing primarily driven by:
Contango markets
Good fundamentals in the refining industry over the last decade with a significant increase in the amount of refining capacity increase but limited storage capacity increases
Growth in petroleum demand despite cleaner burning fuels initiatives including ethanol blended gasoline, biodiesel and efficiency gains (CAFÉ standards)
Concerns over security of supply (strategic reserves)
Arbitrage opportunities (e.g. between the U.S. and Europe)
Particularly strong demand at terminals having waterborne access
WTI NYMEX Crude Oil Futures 12-Month Strip ($ per Barrel)
1/1/2008:  $(6.08) Backwardated
6/17/2009:  $5.74 Contango
1/1/2007:  $5.89 Contango
1/1/2009:  $14.71 Contango

Expect higher results from storage segment in 2009
as we benefit from a full year’s contribution primarily
from completed projects under our $400 million
construction program
Expect to benefit from contango markets to the extent
that certain of our storage contract revenues are up
for renewal:
29% - 1 Year or Less
28% - 1 to 3 Years
23% - 3 to 5 Years
19% - Greater than 5 Years
Lower throughputs in our storage segment don’t
necessarily translate into weaker earnings since the
majority of our business is contracted
Approximately 90% of our revenues in the
storage segment come from leased assets or
assets connected to pipelines in our
transportation segment
St. Eustatius Terminal – 13.0 mm bbls storage capacity
Texas City, TX Terminal – 2.7 mm bbls storage capacity
Expect Higher Operating Income from Storage Segment
Despite Lower Throughputs

Closing Remarks Curt Anastasio CEO & President 89

Execution of Game Plan

Financial
Maintain sufficient liquidity with
disciplined financial strategy near term
Work towards having negative outlook
removed from rating agencies
Execute and deliver on capital projects
Maintain higher coverage ratio on
margin-related businesses
Continue to grow the distribution at NuStar Energy L.P. and NuStar GP Holdings, LLC
Operational
Continue to excel in safety and
environmental
Improve bottom-line by implementing
cost reductions and energy efficiency
programs
Continue to make NuStar one of the
top workplaces in the nation by taking
care of employees and giving back to
the communities NuStar works in
Corporate Culture
Asphalt
Pursue attractive production and
logistics opportunities to take
advantage of tight supply and demand
fundamentals
Implement projects to provide crude
flexibility and reduce seasonality
Maintain proportion of operating
income from margin-based and fee-
based assets
Storage
Pursue attractive opportunities to
either build or acquire storage
facilities both domestically and
internationally
Continue to sign up long-term
contracts for new storage builds
Continue to take advantage of strong
demand for storage by leasing out
facilities at attractive rates
Evaluate attractive opportunities to
add incremental capacity and
increase utilization of assets in
growing markets that NuStar serves
Transportation

Questions & Answers

Appendix 92

Experienced Management Team 93

Management Bios
Management Bios
Curt Anastasio, CEO & President
• President and CEO of NuStar Energy L. P. (NYSE: NS) and NuStar GP Holdings, LLC (NYSE:
NSH)
• Anastasio has been President of NuStar Energy L.P. and its predecessors since December 1999, and he assumed the position of CEO of NuStar GP Holdings, LLC in 2006.
• Prior to becoming President of NuStar GP, LLC in 1999, Anastasio held various positions in supply, trading, transportation, marketing, development and legal.  He has 20 years of industry experience.
• Curt serves on the Board of the National Association of Publicly Traded Partnerships.
• In addition to participating in various volunteer activities, Curt serves on the Board of Trustees of the United Way of San Antonio and Bexar County, the San Antonio Medical Foundation and
Southwest Research Institute.  He also serves on the Board of Directors of the Alamo Area
Council of the Boy Scouts of America, and the Economic Development Foundation– all in San
Antonio. In addition, Anastasio belongs to various professional organizations and has lectured and written on legal and business topics.
• Curt received a Juris Doctorate degree from Harvard Law School in 1981 and a Bachelor of Arts degree, Magna cum Laude, from Cornell University in 1978. After graduation, he practiced law in
New York City.

Management Bios
Management Bios
Steve Blank, Senior VP - CFO & Treasurer
• Chief Financial Officer, Senior Vice President and Treasurer of NuStar Energy L.P.  In
this position, he is responsible for corporate finance, external reporting, accounting, budgeting and forecasting, investor relations, risk management, tax, treasury and credit.
• Before that, Steve held a variety of positions with UDS in New York, London and San
Antonio, including Director, Planning and Development (1980-83); Assistant Treasurer
– Corporate Finance (1983-90); Vice President of Investor Relations (1991-95); Vice
President – Information Technology (1996); and Vice President – Finance and
Treasurer (1996-01).
• Before joining UDS in 1980, Steve worked for two years with National Westminster
Bank in New York.
• Steve received a BA in History from the State of University of New York in 1976.  He went on to obtain a Master’s in International Affairs, with a specialization in Business, from Columbia University in 1978.

Management Bios
Management Bios
Rick Bluntzer, Senior VP - Operations
• Rick Bluntzer, Senior Vice President of Operations oversees NuStar Energy
L.P.’s extensive pipeline, terminal, international and asphalt refining operations.
Additionally he oversees NuStar’s engineering, information systems (operations)
and procurement organizations.
• Rick began his career with Valero Refining Company in 1976, serving in various operating and management systems until 1979, when he became a part of
Valero’s refinery acquisition team.
• Rick joined the Valero L.P. organization after the Valero/UDS merger and held various senior operating and management positions, contributing to the success and transition of today’s NuStar organization.

Management Bios
Management Bios
Brad Barron, Senior VP - General Counsel

• Brad Barron serves as Senior Vice President and General Counsel of NuStar
Energy L.P. and NuStar GP Holdings, LLC, both of which are headquartered in
San Antonio, TX.  As such, he provides legal counsel on all major transactions, assures compliance with securities laws, provides legal counsel to the boards of directors and principal officers, manages real estate and right-of-way issues, and oversees health, safety and environmental compliance.
• Prior to joining the company, Mr. Barron was with Valero Energy Corporation.
Mr. Barron began his legal career with Vinson & Elkins LLP and continued in private practice until he joined Valero in 2001.
• A committed volunteer, Mr. Barron is also active in the San Antonio community.
He serves on the boards of directors of the Alamo Bowl and Family Service
Association, and he previously volunteered as a board member of the Boys and
Girls Club of San Antonio.
• Mr. Barron holds a B.B.A. from Texas Tech University and a J.D. from the
University of Texas School of Law.  In addition, Mr. Barron holds a M.L.A. from
St. John’s College.

Management Bios
Management Bios
Paul Brattlof, Senior VP - Supply and Trading

• Paul Brattlof leads NuStar Energy L.P.’s Marketing, Supply and Trading organization, which includes product supply and trading, wholesale marketing, heavy fuels trading and asphalt marketing.
• Under Mr. Brattlof’s leadership, this organization capitalizes on opportunities to optimize the use and profitability of the company’s worldwide portfolio of assets, manages risk as
NuStar diversifies its business, and enhances the company’s competitive position when pursuing acquisitions.
• Mr. Brattlof has more than two decades of experience in cash markets, futures markets and derivatives trading.  Previously, he served as Vice President of Trading for Valero
Energy Corporation, where he worked for 10 years.  Prior to that, he spent 11 years with
Kerr-McGee Refining and two years with Mieco, a Long Beach-based trading company.
A graduate of Rice University, Mr. Brattlof holds a Bachelor of Arts degree in Managerial
Studies.

Management Bios
Management Bios
Mike Hoeltzel, Senior VP - Corporate Development
• Senior Vice President of Corporate Development for NuStar Energy L.P.
• Joined NuStar in February 2007 with 30 years refinery experience.
• Valero Energy's Corporate Development Department from 2000 to 2007. Primary responsibility was valuation of refinery acquisitions during this period of growth from 6 to 19 refineries. Also supported growth of Valero L.P. during 2002-2006 when M&A opportunities for both companies were developed in a common department.
• Worked in CITGO's Corpus Christi refinery from 1991-2000 in various Project Management,
Planning & Economics, and Strategic Planning positions.
• Worked in Kerr-McKee's Corpus Christi refinery from 1977-1991 in Project Management and
Planning & Economics positions.
• Worked for Exxon in Oil Production from 1971-1973 and Dupont from 1973-1977, project engineering assignments with both companies.
• Graduated from Oklahoma State University in 1971 with BS and MS degrees in Mechanical
Engineering. Also received MBA from Corpus Christi State University (now Texas A&M Corpus
Christi) in 1983

Management Bios
Management Bios
Danny Oliver, VP - Marketing and Business Development

• Danny Oliver, Vice President of Marketing & Business Development for NuStar Energy
L.P., oversees the company’s commercial activities for its pipelines and terminals business.  Previously, he served as Vice President of Product Supply & Trading for
NuStar where he was instrumental in building the company’s successful trading operations from the ground up. He brings nearly 20 years of industry experience – the majority of which was spent trading energy commodities.
• Prior to joining NuStar in 2007, Mr. Oliver spent 10 years at Valero Energy holding management positions in Product Supply & Trading where he helped to build a world-
class refined product trading organization and played a key role in the company’s aggressive acquisition of refinery and logistics assets.  He previously worked at Enron
Corp. in the International Trading division where he was responsible for the company’s worldwide MTBE and Methanol trading activities, and also held several positions at
Kerr-McGee Refining & Marketing in products scheduling and accounting, with an emphasis in reporting and analyzing trading activities.
• Mr. Oliver graduated from Texas State University with a B.B.A. in Accounting.
Committed to the community in which he works and lives, Mr. Oliver currently serves on the boards of directors of San Antonio Sports and the Harmony Ridge Association.  He
is also actively involved with his church and the United Way of Bexar County.

Management Bios
Management Bios
Steve Hays, VP - Strategic Planning

• Steve Hays serves as Vice President of Strategic Planning for NuStar
Energy, L.P. In addition to guiding the strategic planning for the company’s margin-based businesses, his responsibilities include planning and economics management for NuStar’s asphalt business.
• Mr. Hays has 34 years of industry experience, including 25 years in the refining industry.  He recently retired from CITGO Petroleum after 19 years, including six years on the management team of CITGO Asphalt
Refining Co.  Mr. Hays is a graduate of the Georgia Institute of
Technology with a bachelor’s degree in Chemical Engineering.

Management Bios
Management Bios
Mike Pesch, VP - Refining Operations
• 26 years experience in oil industry across all segments:
• 2 years at NuStar - Midstream and now Asphalt Refining
• 18 years CITGO/Valero - Refining
• 7 years Exxon - Exploration and Production
• Assignments included Operations, Maintenance, Planning and Economics, Project
Engineering, Best Technical Practice development and Strategic Sourcing. Positions ranged from staff engineering roles to management, including Refinery Manager at
Valero's Paulsboro Refinery.
• BS Chemical Engineering in 1982 from Rose Hulman Institute of Technology

Management Bios
Management Bios
Mike Stone, VP - Asphalt Marketing
• Vice President Asphalt Marketing, Supply & Trading of NuStar Energy LP. Responsible for
all asphalt commercial activities involving asphalt sales, purchases, exchanges and import/export business.
• Prior to his position at NuStar he was the Vice President of Asphalt Marketing at Valero
Energy Corporation for 9 years and launched their national asphalt marketing operations from the U.S. East Coast through the Gulf Coast / Midcontinent regions to the West Coast
California markets.
• Before joining Valero, Mike was Vice President of Asphalt Marketing for CITGO for 6 years managing its East Coast asphalt operations.
• Mike began his career in 1983 with CITGO Petroleum Corporation and spent 10 years in gasoline wholesale rack marketing responsible for establishing and implementing the unbranded rack sales business in Texas, Florida and southeastern states region.
• Mike currently serves as a Director on the board of the Asphalt Institute and is a member of the organization's Executive Committee. He also serves as an Associate Member of the
National Asphalt Pavement Association.
• Received his B.B.A. in Finance from Texas State University in 1981.

Management Bios
Management Bios
Michael Drager, General Manager - Paulsboro Refinery

• Michael Drager serves as the General Manager of the NuStar Asphalt Refining LLC’s
Paulsboro Refinery, located in Paulsboro, NJ.  As such, he manages all aspects of the refinery’s operations, maintenance, capital projects, safety and environmental compliance, quality assurance and security initiatives.
• Mr. Drager has over 35 years of refining experience in Operations, Maintenance,
Health, Safety and Environmental, Training and Development, and has served as the
Refinery Manager for the past seven years.
• A committed volunteer, Mr. Drager currently serves as the President of the NuStar
Volunteer Council for the East Region, volunteers his time as a Paulsboro High School mentor, and plans an annual Veterans Day ceremony to honor refinery employees, retirees and community veterans. Mr. Drager serves on the board of directors for the
United Way of Gloucester County and the Gloucester County College Foundation.  He
is also active in his hometown community, having served as past Chairman of
Woodstown’s Planning and Zoning Board.
• Mr. Drager received his undergraduate degree in Education from Rowan University and his Master’s degree in Business from Widener University.  He also holds a certification in Professional Human Resources Management.

Management Bios
Management Bios
Ron Corun, Manager - Asphalt Technical Services
• Worked in the HMA paving industry 42 years (started at age 13).
• Performed virtually every task in paving construction: laborer, equipment operator, asphalt plant operator, quality control and mix design technician (both Marshall and
Superpave), estimator, foreman, superintendent, general manager.
Employment
• 2008 – Present NuStar Asphalt Refining, LLC
Asphalt Technical Support Manager Education
• 1997– 2007 CITGO Asphalt Refining Company
Technical Support Manager
• 1974 – 1996 Corun & Gatch, Inc.
Vice President & General Manager
• 1971 - 1974 University of Maryland - College Park, MDB.S. in Civil Engineering

4%
3%
2%
1%
0%
-1%
-2%
-3%
-4%
-5%
-6%
-7%
-0.2%
-5.8%
-2.2%
1.1%
1.2%
0.8%
0.7%
0.5%
0.4%
2007
2008
2009E
2010E
2011E
2012E
2013E
2014E
2015E
Refined Product Demand Growth
GDP Growth

Refined Product Demand Outlook
Refined Product Demand Outlook

Key U.S. Demand Drivers
Gasoline
Price
Economy and Employment
Higher fuel economy standards for vehicles
Ethanol
Diesel and Jet Fuel
Economy
Source:  Purvin & Gertz

NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.
(Dollars in Thousands)
Reconciliation of Net Income to EBITDA to
Distributable Cash Flow
2002 2003 2004 2005 2006 2007 2008
Income from continuing operations 55,143 $                 69,593 $                 78,418 $                 107,675 $               149,906 $               150,298 $               254,018 $
Plus interest expense, net 4,880                       15,860                     20,950                     41,388                     66,266                     76,516                     90,818
Plus income tax expense 395                          -                           -                           4,713                       5,861                       11,448                     11,006
Plus depreciation and amortization expense 16,440                     26,267                     33,149                     64,895                     100,266                  114,293                  135,709
EBITDA 76,858                    111,720                  132,517                  218,671                  322,299                  352,555                  491,551
Less equity earnings from joint ventures 3,188                       2,416                       1,344                       2,319                       5,882                       6,833                       8,030
Less interest expense, net 4,880                       15,860                     20,950                     41,388                     66,266                     76,516                     90,818
Less reliability capital expenditures 3,943                       10,353                     9,701                       23,707                     35,803                     40,337                     55,669
Less income tax expense -                           -                           -                           4,713                       5,861                       11,448                     11,006
Plus mark-to-market impact on hedge transactions -                           -                           -                           -                           -                           3,131                       (9,784)
Plus charges reimbursed by general partner -                           -                           -                           -                           575                          -                           -
Plus distributions from joint ventures 3,590                       2,803                       1,373                       4,657                       5,141                       544                          2,835
Plus other non-cash items -                           -                           -                           2,672                       -                           -                           -
Distributable cash flow 68,437 $                 85,894 $                 101,895 $               153,873 $               214,203 $               221,096 $               319,079 $
Plus hedging loss in 2Q08 60,704
Distributable cash flow excluding hedging loss 379,783 $
Note:  2005 and 2006 distributable cash flow and EBITDA are from continuing operations.
Year Ended December 31,

NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.
Debt-to-EBITDA Reconciliation
March 31,2008 June 30, 2008 September 30, 2008
December 31, 2008
March 31,2009
Net income 175,044 $                             149,437 $                             249,501 $                             254,018 $                             237,504 $
  Plus interest expense, net 74,527                                 80,009                                 85,856                                 90,818                                 94,423
  Plus income tax expense 12,318                                 14,253                                 13,473                                 11,006                                 12,970
  Plus depreciation and amortization expense 116,997                               123,967                               129,576                               135,709                               141,652
EBITDA 378,886                               367,666                               478,406                               491,551                               486,549
  Less equity earnings from joint ventures (7,423)                                  (7,426)                                  (7,935)                                  (8,030)                                  (8,142)
  Less other income, net (42,116)                                (25,647)                                (15,152)                                (37,739)                                (36,434)
  Less mark-to-market impact on all derivative transactions 6,336                                   5,505                                   (3,811)                                  (9,781)                                  (4,005)
  Plus distributions from joint ventures 1,044                                   500                                      500                                      2,835                                   3,835
  Other adjustments allowed under debt agreements 142,708                               109,906                               72,908                                 36,492                                 5,219
EBITDA per debt agreements 479,435                               450,504                               524,916                               475,328                               447,022
  Plus hedging loss in 2Q08
60,704                                 60,704                                 60,704                                 60,704
Adjusted EBITDA per debt agreements 479,435 $                             511,208 $                             585,620 $                             536,032 $                             507,726 $
Total Consolidated Debt 2,203,298 $                          2,182,813 $                          2,051,486 $                          1,894,848 $                          1,924,210 $
  Less hedging loss in 2Q08 (60,704)                                (60,704)                                (60,704)                                (60,704)
  Less equity offering proceeds, net of final CARCO payment (89,252)
Total Adjusted Consolidated Debt 2,114,046 $                          2,122,109 $                          1,990,782 $                          1,834,144 $                          1,863,506 $
Debt Coverage Ratio 4.6x 4.8x 3.9x 4.0x 4.3x
Adjusted Debt Coverage Ratio 4.4x 4.2x 3.4x 3.4x 3.7x
Maximum Debt Coverage Ratio per debt agreements 5.5x 5.5x 5.0x 5.0x 5.0x
For the Twelve Months Ended
The following is a reconciliation of net income to EBITDA and Adjusted EBITDA, as defined in our debt agreements:
(Unaudited, Thousands of Dollars, Except Ratio)